UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

September 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 23, 2010

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the annual reporting period ended September 30, 2010.

Investment Objectives and Policies

The eight Portfolios of this fund, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to earn the highest level of current income exempt from Federal and state taxation of the respective state that is available without assuming what AllianceBernstein (the “Adviser”) considers to be undue risk. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. As a matter of fundamental policy, each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

Investment Results

The tables on pages 6–21 show performance for each Portfolio compared to its benchmark, the Barclays Capital Municipal Bond Index, which represents the municipal market, for the six- and 12-month periods ended September 30, 2010. For the six-month period ended September 30, 2010, Class A shares without sales charges of all the Portfolios underperformed their benchmark. For the 12-month period ended September 30, 2010, without sales charges, Class A shares of the Arizona, Michigan, Minnesota and Ohio Portfolios underperformed their benchmark, while Class A shares without sales charges of the Massachusetts, New Jersey, Pennsyvlania and Virginia Portfolios outperformed their benchmark.

Detracting from performance was the Portfolios’ generally lower interest rate sensitivity compared to the benchmark. The Portfolios continue to underweight the longest maturity bonds as the Municipal Bond Investment Team (the “Team”) does not believe investors are being adequately compensated for the risk of rising interest rates. A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the annual reporting period ended September 30, 2010 follows.

Arizona Portfolio – Class A shares of the Arizona Portfolio underperformed the benchmark for both the six- and 12-month periods, without sales charges. For the six-month period, security selection in the leasing and transportation sectors detracted from performance. For the 12-month period, security selection detracted in the health care, leasing and transportation sectors, while it contributed in the special tax sector.

Massachusetts Portfolio – Class A shares of the Massachusetts Portfolio underperformed the benchmark for the six-month period, and outperformed the benchmark for the 12-month period, without sales charges. For the six-month period,

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

security selection in the education and water sectors detracted from performance, while it contributed in the housing sector. For the 12-month period, security selection helped in the special tax and housing sectors, while security selection in the water sector detracted.

Michigan Portfolio – Class A shares of the Michigan Portfolio underperformed the benchmark for both the six-month and 12-month periods, without sales charges. For the six-month period, the relative weighting in the housing sector detracted from performance, as did security selection in the insured sector. For the 12-month period, security selection detracted in the insured sector.

Minnesota Portfolio – Class A shares of the Minnesota Portfolio underperformed the benchmark for both the six-month and 12-month periods, without sales charges. For the six-month period, the relative weighting in the housing sector detracted from performance. For the 12-month period, security selection detracted in the special tax sector.

New Jersey Portfolio – Class A shares of the New Jersey Portfolio underperformed the benchmark for the six-month period and outperformed the benchmark for the 12-month period, without sales charges. For the six-month period, security selection in the transportation sector detracted from performance. For the 12-month period, security selection helped in the special tax and transportation sectors. Stock selection detracted slightly in the education sector.

Ohio Portfolio – Class A shares of the Ohio Portfolio underperformed the benchmark for both the six-and 12-month periods, without sales charges. For the six-month period, security selection detracted in the industrial sector. For the 12-month period, performance was hurt by the Portfolio’s interest rate exposure; security selection helped in the special tax sector.

Pennsylvania Portfolio – Class A shares of the Pennsylvania Portfolio underperformed the benchmark for the six-month period and outperformed the benchmark for the 12-month period, without sales charges. For the six-month period, security selection in the parking facility sector helped performance, while security selection detracted in the health care sector. For the 12-month period, security selection helped in the education and special tax sectors, while it detracted in the water sector.

Virginia Portfolio – Class A shares of the Virginia Portfolio underperformed the benchmark for the six-month period, but outperformed for the 12-month period, without sales charges. For the six-month period, security selection in the housing, transportation and water sectors detracted from performance. For the 12-month period, security selection helped in the industrial sector, while it detracted in the transportation sector.

Market Review and Investment Strategy

For the 12-month period ended September 30, 2010, states and municipalities continued to address

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

the financial difficulties brought about by the sharpest decline in economically sensitive tax revenues in many years. While there has been some indication that tax revenue growth has resumed, it is coming off a low base and is therefore not close to the level prior to the start of the credit crisis. For the most part, states and municipalities are aggressively addressing their large budget gaps by raising taxes and cutting spending. Various metrics indicate that the finances of many, but not all, states and municipalities have begun to stabilize, which has made security selection a critical factor. It also became apparent that many states are confronting serious problems due to underfunded state pension plans. As a result, the Team has systematically incorporated the evaluation of these pension plans into the Portfolios’ internal municipal bond rating process and focused the Portfolios’ investments on essential-purpose revenue bonds, such as those backed by water and sewer services. The Team believes these bonds remain well-insulated from pension and other budgetary pressures.

Near the end of 2009, the expectation of most investors was that the US Federal Reserve (the “Fed”) was likely to raise the Fed Funds rate in the third quarter of 2010. But as the year progressed, it became clear that the economy was not nearly as robust as had been expected. As a result, the Fed did not raise rates and has indicated in its statements that it will continue to keep the Fed Funds rate at its historically low level for an extended period. The longest maturity bonds are the least anchored to short-term rates and have the greatest downside if rates do rise at some point in the future. The Team does not believe that investors are being adequately compensated for buying longer bonds, and is therefore focusing on buying bonds maturing in approximately 15 years and offering better risk-adjusted returns than longer bonds.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

As of September 30, 2010, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds	Prerefunded/ ETM* Bonds
Arizona	42.7%	2.1%
Massachusetts	24.9%	4.2%
Michigan	37.1%	9.8%
Minnesota	20.5%	1.5%
New Jersey	43.1%	9.1%
Ohio	50.5%	17.2%
Pennsylvania	51.5%	7.9%
Virginia	21.7%	0.0%

*	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment-grade underlying credit quality of the insured municipal security may reduce the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and Portfolio returns shown reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

The market values of the Portfolios’ holdings rise and fall from day to day, so investments may lose value. Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on a portfolio’s yield or value. As interest rates rise, bond prices fall and vice versa – long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal – the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Liquidity risk involves the difficulty of purchasing or selling a security at an advantageous time or price.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Arizona Portfolio
Class A	5.06%	5.55%

Class B*	4.71%	4.74%

Class C	4.70%	4.74%

Barclays Capital Municipal Bond Index	5.51%	5.81%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	5.49%	6.02%

Class B*	5.05%	5.21%

Class C	5.14%	5.29%

Barclays Capital Municipal Bond Index	5.51%	5.81%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Michigan Portfolio
Class A	3.91%	4.92%

Class B*	3.51%	4.17%

Class C	3.56%	4.10%

Barclays Capital Municipal Bond Index	5.51%	5.81%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	4.47%	5.10%

Class B*	4.11%	4.39%

Class C	4.10%	4.37%

Barclays Capital Municipal Bond Index	5.51%	5.81%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	5.43%	7.17%

Class B*	5.06%	6.43%

Class C	5.06%	6.31%

Barclays Capital Municipal Bond Index	5.51%	5.81%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Ohio Portfolio
Class A	4.35%	4.89%

Class B*	3.99%	4.18%

Class C	3.88%	4.06%

Barclays Capital Municipal Bond Index	5.51%	5.81%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	5.43%	6.67%

Class B*	5.07%	5.93%

Class C	5.07%	5.93%

Barclays Capital Municipal Bond Index	5.51%	5.81%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Virginia Portfolio
Class A	5.28%	6.00%

Class B*	4.93%	5.29%

Class C	4.93%	5.29%

Barclays Capital Municipal Bond Index	5.51%	5.81%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/00 TO 9/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/00 to 9/30/10) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.01%	4.85%
1 Year	5.55%	2.40%
5 Years	4.40%	3.77%
10 Years	5.21%	4.90%

Class B Shares			2.41%	3.88%
1 Year	4.74%	1.74%
5 Years	3.69%	3.69%
10 Years(a)	4.78%	4.78%

Class C Shares			2.41%	3.88%
1 Year	4.74%	3.74%
5 Years	3.69%	3.69%
10 Years	4.49%	4.49%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				2.40%
5 Years				3.77%
10 Years				4.90%

Class B Shares
1 Year				1.74%
5 Years				3.69%
10 Years(a)				4.78%

Class C Shares
1 Year				3.74%
5 Years				3.69%
10 Years				4.49%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.93%, 1.65% and 1.64% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.39%	3.88%
1 Year	6.02%	2.86%
5 Years	4.79%	4.15%
10 Years	5.25%	4.93%

Class B Shares			1.78%	2.89%
1 Year	5.21%	2.21%
5 Years	4.05%	4.05%
10 Years(a)	4.82%	4.82%

Class C Shares			1.77%	2.88%
1 Year	5.29%	4.29%
5 Years	4.07%	4.07%
10 Years	4.53%	4.53%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				2.86%
5 Years				4.15%
10 Years				4.93%

Class B Shares
1 Year				2.21%
5 Years				4.05%
10 Years(a)				4.82%

Class C Shares
1 Year				4.29%
5 Years				4.07%
10 Years				4.53%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.67% and 1.66% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.52% and 1.52% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.25%	3.62%
1 Year	4.92%	1.80%
5 Years	4.17%	3.53%
10 Years	5.21%	4.89%

Class B Shares			1.63%	2.62%
1 Year	4.17%	1.17%
5 Years	3.45%	3.45%
10 Years(a)	4.77%	4.77%

Class C Shares			1.63%	2.62%
1 Year	4.10%	3.10%
5 Years	3.43%	3.43%
10 Years	4.49%	4.49%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				1.80%
5 Years				3.53%
10 Years				4.89%

Class B Shares
1 Year				1.17%
5 Years				3.45%
10 Years(a)				4.77%

Class C Shares
1 Year				3.10%
5 Years				3.43%
10 Years				4.49%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07%, 1.79% and 1.78% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.01%, 1.71% and 1.71% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.11%	3.52%
1 Year	5.10%	2.00%
5 Years	4.25%	3.61%
10 Years	5.02%	4.70%

Class B Shares			1.49%	2.49%
1 Year	4.39%	1.39%
5 Years	3.53%	3.53%
10 Years(a)	4.58%	4.58%

Class C Shares			1.47%	2.45%
1 Year	4.37%	3.37%
5 Years	3.52%	3.52%
10 Years	4.30%	4.30%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				2.00%
5 Years				3.61%
10 Years				4.70%

Class B Shares
1 Year				1.39%
5 Years				3.53%
10 Years(a)				4.58%

Class C Shares
1 Year				3.37%
5 Years				3.52%
10 Years				4.30%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07%, 1.81% and 1.78% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.03%	5.22%
1 Year	7.17%	3.90%
5 Years	4.18%	3.54%
10 Years	4.52%	4.20%

Class B Shares			2.43%	4.19%
1 Year	6.43%	3.43%
5 Years	3.46%	3.46%
10 Years(a)	4.08%	4.08%

Class C Shares			2.43%	4.19%
1 Year	6.31%	5.31%
5 Years	3.46%	3.46%
10 Years	3.77%	3.77%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				3.90%
5 Years				3.54%
10 Years				4.20%

Class B Shares
1 Year				3.43%
5 Years				3.46%
10 Years(a)				4.08%

Class C Shares
1 Year				5.31%
5 Years				3.46%
10 Years				3.77%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.71% and 1.69% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.87%, 1.57% and 1.57% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.41%	3.94%
1 Year	4.89%	1.78%
5 Years	4.27%	3.65%
10 Years	4.98%	4.67%

Class B Shares			1.79%	2.93%
1 Year	4.18%	1.18%
5 Years	3.55%	3.55%
10 Years(a)	4.54%	4.54%

Class C Shares			1.79%	2.93%
1 Year	4.06%	3.06%
5 Years	3.55%	3.55%
10 Years	4.25%	4.25%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				1.78%
5 Years				3.65%
10 Years				4.67%

Class B Shares
1 Year				1.18%
5 Years				3.55%
10 Years(a)				4.54%

Class C Shares
1 Year				3.06%
5 Years				3.55%
10 Years				4.25%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.71% and 1.70% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55% and 1.55% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.97%	4.71%
1 Year	6.67%	3.45%
5 Years	4.12%	3.48%
10 Years	5.18%	4.85%

Class B Shares			2.36%	3.75%
1 Year	5.93%	2.93%
5 Years	3.39%	3.39%
10 Years(a)	4.74%	4.74%

Class C Shares			2.36%	3.75%
1 Year	5.93%	4.93%
5 Years	3.40%	3.40%
10 Years	4.45%	4.45%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				3.45%
5 Years				3.48%
10 Years				4.85%

Class B Shares
1 Year				2.93%
5 Years				3.39%
10 Years(a)				4.74%

Class C Shares
1 Year				4.93%
5 Years				3.40%
10 Years				4.45%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.75% and 1.73% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.95%, 1.65% and 1.65% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.67%	4.36%
1 Year	6.00%	2.78%
5 Years	4.69%	4.06%
10 Years	5.31%	4.99%

Class B Shares			2.06%	3.36%
1 Year	5.29%	2.29%
5 Years	3.97%	3.97%
10 Years(a)	4.87%	4.87%

Class C Shares			2.06%	3.36%
1 Year	5.29%	4.29%
5 Years	3.98%	3.98%
10 Years	4.59%	4.59%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				2.78%
5 Years				4.06%
10 Years				4.99%

Class B Shares
1 Year				2.29%
5 Years				3.97%
10 Years(a)				4.87%

Class C Shares
1 Year				4.29%
5 Years				3.98%
10 Years				4.59%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.67% and 1.65% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.72%, 1.42% and 1.42% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 5.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,050.61	$4.01	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%
Class B
Actual	$1,000	$1,047.06	$7.59	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
Class C
Actual	$1,000	$1,047.02	$7.59	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Massachusetts Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.93	$4.22	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class B
Actual	$1,000	$1,050.47	$7.81	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Class C
Actual	$1,000	$1,051.35	$7.82	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%

Michigan Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,039.14	$5.16	1.01%
Hypothetical**	$1,000	$1,020.00	$5.11	1.01%
Class B
Actual	$1,000	$1,035.14	$8.72	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%
Class C
Actual	$1,000	$1,035.58	$8.73	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%

Minnesota Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,044.65	$4.61	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$1,041.08	$8.19	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$1,040.96	$8.19	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

New Jersey Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.27	$4.48	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class B
Actual	$1,000	$1,050.64	$8.07	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%
Class C
Actual	$1,000	$1,050.58	$8.07	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

Ohio Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.50	$4.35	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class B
Actual	$1,000	$1,039.92	$7.93	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
Class C
Actual	$1,000	$1,038.85	$7.92	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%

Pennsylvania Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.35	$4.89	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class B
Actual	$1,000	$1,050.69	$8.48	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%
Class C
Actual	$1,000	$1,050.66	$8.48	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Virginia Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.80	$3.71	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%
Class B
Actual	$1,000	$1,049.30	$7.29	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
Class C
Actual	$1,000	$1,049.32	$7.30	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Fund Expenses

BOND RATING SUMMARY*

September 30, 2010 (unaudited)

*	All data are as of September 30, 2010. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposures to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2010 (unaudited)

*	All data are as of September 30, 2010. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposures to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2010 (unaudited)

*	All data are as of September 30, 2010. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposures to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Prerefunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long-Term Municipal Bonds – 98.3%
Arizona – 78.7%
Arizona Cap Fac Fin Corp. (Ariz St Univ) Series 00 6.25%, 9/01/32	$2,000	$1,978,700
Arizona COP AGM Series A 5.00%, 9/01/24	6,000	6,424,740
Arizona Dept of Admin Svc (Arizona Lottery) AGM Series 2010A 5.00%, 7/01/28	6,000	6,502,680
Arizona Game & Fish Dept 5.00%, 7/01/26	1,000	1,055,490
Arizona Hlth Fac Auth Series 02A 6.00%, 2/15/32 (Prerefunded/ETM)	5,700	6,162,498
Arizona Hlth Fac Auth (Blood Systems, Inc.) Series 04 5.00%, 4/01/19	750	793,470
Arizona Hlth Fac Auth (Catholic Healthcare West) Series 2009 D 5.00%, 7/01/28	1,000	1,024,110
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.27%, 2/01/42(a)	1,150	1,062,497
Arizona School Fac Brd COP Series 01 5.00%, 7/01/19 (Prerefunded/ETM)	5,730	5,932,097
Arizona St Univ (Arizona State Univ COP Rsch Infra) AMBAC Series 05A 5.00%, 9/01/23	2,000	2,120,600
Arizona St West Campus Hsg AMBAC Series 05 5.00%, 7/01/30	2,200	2,020,920
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) NPFGC Series 03A 5.00%, 7/01/25	2,400	2,454,648
Arizona Trnsp Brd Hwy Series 04B 5.00%, 7/01/24	4,300	4,723,249

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Wtr Infra Fin Auth (Arizona SRF) Series 06A 5.00%, 10/01/24	$4,000	$4,472,760
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	405	322,384
Downtown Phoenix Hotel Corp 5.00%, 7/01/29	1,400	1,245,048
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	1,173	1,197,316
Estrella Mtn CFD AZ Golf Vlg Series 01A 7.875%, 7/01/25	2,518	2,570,324
Gilbert AZ Wtr Res Mun Corp. (Gilbert AZ Wastewater Sys) Series 04 4.90%, 4/01/19	2,475	2,514,600
Glendale AZ IDA (John C Lincoln Hlth Ctr) Series 05B 5.25%, 12/01/22	1,000	1,022,100
Goodyear AZ CFD #1 (Goodyear AZ CFD #1 Palm Valley) Series 96C 7.25%, 7/01/16	933	936,807
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 99 5.95%, 10/01/23	3,160	2,887,450
Greater AZ Dev Auth NPFGC Series 05A 5.00%, 8/01/21	1,600	1,710,704
NPFGC Series 05B 5.00%, 8/01/25	4,320	4,552,070
Hassayampa CFD #2 AZ (Hassayampa CFD #2 AZ Forst Rdg) Series 00 7.50%, 7/01/24	575	577,030
Hassayampa CFD AZ Series 96 7.75%, 7/01/21	1,980	2,000,117
Maricopa Cnty AZ IDA SFMR Series 01 5.63%, 3/01/33	265	266,084
Maricopa Cnty AZ USD #89 GO 6.25%, 7/01/26	3,700	4,270,429

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	$2,000	$2,323,140
Nogales AZ Mun Dev Auth Lease (Nogales AZ Lease Mun Dev Auth) AMBAC Series 05 5.00%, 6/01/27	1,000	1,020,730
Northern Arizona Univ COP (No Arizona Univ COP Rsch Fac) AMBAC Series 04 5.125%, 9/01/21-9/01/24	7,140	7,411,731
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/26	4,080	4,413,907
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) NPFGC-RE Series 05A 5.00%, 7/01/23	5,500	5,901,830
Phoenix AZ IDA (Phoenix AZ Lease - Capitol Mall) AMBAC Series 05 5.00%, 9/15/25	5,935	6,152,933
Phoenix Civic Improvement Corp 5.00%, 7/01/31	2,000	2,110,320
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	1,000	965,210
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	1,500	1,441,890
Pima Cnty AZ IDA MFHR Series 99 7.00%, 12/20/31 (Prerefunded/ETM)	1,290	1,423,541
Pima Cnty AZ Swr AGM 5.00%, 7/01/25	2,000	2,212,600
Pinal Cnty AZ COP Series 04 5.00%, 12/01/24	3,780	3,904,211
AMBAC Series 01 5.125%, 6/01/21 (Prerefunded/ETM)	1,000	1,041,760
Pinal Cnty AZ IDA (Florence West Prison Proj) ACA Series 06A 5.25%, 10/01/22	1,400	1,362,382

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Queen Creek AZ ID #1 5.00%, 1/01/26	$600	$601,554
Salt River Proj Agric Impt & Pwr Dist AZ Series A 5.00%, 1/01/29	3,400	3,787,872
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	1,165	1,212,273
Series 2007 5.00%, 12/01/37	1,000	951,480
Scottsdale AZ IDA (Scottsdale Healthcare) 5.00%, 9/01/23-9/01/35	3,000	3,095,280
Show Low AZ ID #6 ACA Series 00 6.00%, 1/01/18	955	957,712
Show Low AZ IDA (Navapache Reg Medical Ctr) RADIAN Series 05 5.00%, 12/01/25	1,415	1,421,919
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,650	1,601,556
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	1,341	1,342,864
Tempe AZ Excise Tax 5.00%, 7/01/24	1,035	1,133,905
Tolleson AZ IDA MFHR (Copper Cove Apts) Series 01A 5.50%, 11/20/41	5,825	5,963,052
Tucson & Pima Cnty AZ IDA SFMR Series 01A-1 6.35%, 1/01/34	440	441,126
Series 02A 5.50%, 1/01/35	240	248,930
Tucson AZ Arpt Auth AMBAC Series 01 5.35%, 6/01/31	6,475	6,481,928
Tucson AZ COP NPFGC Series 04A 5.00%, 7/01/23-7/01/24	6,100	6,387,005
Tucson AZ IDA (Univ of AZ/Marshall Foundation) AMBAC Series 02A 5.00%, 7/15/32	1,000	1,004,820

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

University Med Ctr Corp. AZ 5.00%, 7/01/35	$3,500	$3,388,700
Yavapai Cnty AZ IDA (Yavapai Regional Med Ctr) RADIAN Series 03A 5.25%, 8/01/21	4,000	4,057,240

		158,566,323

California – 2.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	800	941,472
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	2,155	2,391,705
Series 2008A 5.375%, 8/15/20	740	808,539

		4,141,716

District of Columbia – 1.2%
District of Columbia Tax Incr 5.25%, 12/01/26	2,040	2,353,793

Florida – 0.6%
Double Branch CDD FL Series 02A 6.70%, 5/01/34	940	972,778
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	465	186,000
Series 02B 6.625%, 5/01/33(b)(c)	200	80,000

		1,238,778

Puerto Rico – 14.9%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18	6,000	6,434,940
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22	6,400	6,915,785
Puerto Rico GO 5.25%, 7/01/23	575	606,366
Series 01A 5.50%, 7/01/19	500	555,210
Series 03A 5.25%, 7/01/23	500	517,080
FGIC Series 02A 5.00%, 7/01/32 (Prerefunded/ETM)	1,500	1,619,985

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	$500	$542,690
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Prerefunded/ETM)	3,015	3,405,744
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,855	1,992,474
5.125%, 12/01/27	385	410,179
Puerto Rico Hwy & Trnsp Auth AGM 5.00%, 7/01/32 (Prerefunded/ETM)	1,385	1,495,786
AGM Series 2002D 5.00%, 7/01/32	2,015	2,060,317
Puerto Rico Ind Tour Edl Med (Ascension Health) Series 00A 6.125%, 11/15/30	1,500	1,522,470
Univ of Puerto Rico 5.00%, 6/01/18	1,855	1,948,919

		30,027,945

Texas – 0.9%
Texas Turnpike Auth (Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	1,750	1,761,847

Total Investments – 98.3% (cost $191,665,233)		198,090,402
Other assets less liabilities – 1.7%		3,441,195

Net Assets – 100.0%		$201,531,597

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,440	2/12/12	SIFMA	*	3.548%		$67,688
Merrill Lynch	1,000	8/9/26	4.063%		SIFMA	*	(186,077)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

(b)	Illiquid security.

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

(c)	Security is in default and is non-income producing.

As of September 30, 2010, the Portfolio held 42.0% of net assets in insured bonds (of this amount 4.9% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Arizona Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.6%
Long-Term Municipal Bonds – 92.2%
Massachusetts – 72.3%
Boston MA Wtr & Swr Comm Series 2010A 5.00%, 11/01/26-11/01/30	$7,000	$7,919,840
Braintree MA GO Series 2009 5.00%, 5/15/25	2,550	2,878,670
Fall River MA GO AGM 5.00%, 7/15/28	5,085	5,695,708
Massachusetts Bay Transp Auth (Massachusetts Bay Transp Auth Sales Tax) Series B 5.00%, 7/01/28-7/01/29	1,670	1,895,106
Massachusetts Bay Trnsp Auth Series 04A 5.25%, 7/01/21 (Prerefunded/ETM)	2,000	2,323,940
Massachusetts Dev Fin Agy (Bentley Univ) 5.00%, 7/01/28	4,500	4,825,980
Massachusetts Dev Fin Agy (Boston Architectural College) Series 2006 5.00%, 1/01/37	1,165	916,948
ACA 5.00%, 1/01/27	1,750	1,496,740
Massachusetts Dev Fin Agy (Boston University) 5.00%, 10/01/29	3,300	3,552,252
Massachusetts Dev Fin Agy (Brandeis Univ) 5.00%, 10/01/26-10/01/27	3,300	3,593,045
Series O-2 5.00%, 10/01/28	3,500	3,814,475
Massachusetts Dev Fin Agy (Massachusetts Clg of Pharmacy) Series 05D 5.00%, 7/01/24	3,500	3,752,525
Massachusetts Dev Fin Agy (Phillips Academy) 5.00%, 9/01/21-9/01/22	6,000	6,997,350
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/26	6,900	7,450,344

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts GO Series 02C 5.25%, 11/01/30 (Prerefunded/ETM)	$3,075	$3,360,329
Series 2008A 5.00%, 9/01/28	2,800	3,130,820
AGM Series 05A 5.00%, 3/01/17	5,000	5,713,450
AMBAC 5.00%, 5/01/23	2,635	2,950,884
Massachusetts Health & Educational Facilities Authority (Winchester Medical Center) 5.25%, 7/01/38	2,500	2,485,325
Massachusetts HFA MFHR (Massachusetts HFA) AMBAC Series 95E 6.00%, 7/01/41	4,125	4,131,518
Massachusetts Hlth & Ed Facs Auth 6.00%, 7/01/31 (Prerefunded/ETM)	545	587,526
Series 2001C 5.75%, 7/01/32 (Prerefunded/ETM)	3,835	4,023,835
FGIC 5.00%, 5/15/25 (Prerefunded/ETM)	80	85,729
NPFGC Series 02C 5.25%, 10/01/31 (Prerefunded/ETM)	6,440	7,047,356
Massachusetts Hlth & Ed Facs Auth (Berklee College of Music) Series 2007A 5.00%, 10/01/32	5,000	5,246,250
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	4,000	4,061,160
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	2,600	2,489,838
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) 5.375%, 7/01/25	3,000	3,143,760
Massachusetts Hlth & Ed Facs Auth (Covenant Health Sys) 6.00%, 7/01/31	1,955	1,999,965
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) 5.25%, 11/15/23	2,000	2,362,820
Series 2010A 5.00%, 12/15/30	5,000	5,660,650

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 12/15/27	$2,150	$2,480,111
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	1,005	1,002,859
Massachusetts Hlth & Ed Facs Auth (Massachusetts Inst of Tech) 5.75%, 7/01/26	6,500	7,835,620
Massachusetts Hlth & Ed Facs Auth (Milford Reg Med Ctr) 5.00%, 7/15/22	1,220	1,200,724
Massachusetts Hlth & Ed Facs Auth (Northeastern Univ) 5.00%, 10/01/28	2,025	2,197,348
Series 2010A 5.00%, 10/01/29	5,000	5,421,250
Massachusetts Hlth & Ed Facs Auth (Partners Healthcare Sys) 5.00%, 7/01/27	2,000	2,121,860
5.25%, 7/01/29	2,500	2,726,475
5.75%, 7/01/32	165	168,320
Massachusetts Hlth & Ed Facs Auth (Sterling & Francine Clark Art Institute) 5.00%, 7/01/30	3,860	4,300,426
Massachusetts Hlth & Ed Facs Auth (Suffolk Univ) 6.00%, 7/01/24	2,000	2,202,480
Massachusetts Hlth & Ed Facs Auth (Woods Hole Oceanographic) 5.25%, 6/01/26	1,905	2,147,545
5.375%, 6/01/27	3,060	3,455,413
Massachusetts Port Auth (US Airways) NPFGC Series 96A 5.875%, 9/01/23	2,000	1,744,520
Massachusetts Port Authority Series 2010B 5.00%, 7/01/34	2,750	2,976,765
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) NPFGC Series 05A 5.00%, 8/15/19	7,000	7,933,310
Massachusetts Spl Obl (Massachusetts Fed Hwy Grant) AGM Series 2005A 5.00%, 6/01/23	1,500	1,669,380

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Wtr Poll Abatmnt 5.00%, 8/01/20-8/01/24	$3,125	$3,547,736
5.00%, 8/01/24 (Prerefunded/ETM)	4,875	5,636,182
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) 5.00%, 8/01/25	3,000	3,477,060
Springfield MA GO AGM 5.00%, 8/01/19	3,000	3,363,240
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) 5.00%, 5/01/26-5/01/27	6,000	6,472,267

		189,675,029

Arizona – 1.3%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	345	274,623
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,160	1,166,809
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	627,977
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,265	1,227,860

		3,297,269

California – 2.2%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	795	935,588
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,055	1,170,881
Series 2008A 5.50%, 8/15/23	360	386,798
Southern CA Pub Pwr Auth 5.00%, 7/01/23	2,800	3,179,708

		5,672,975

District of Columbia – 1.6%
District of Columbia Tax Incr 5.25%, 12/01/26	3,575	4,124,906

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 0.7%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	$1,750	$1,754,130
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(a)(b)	365	146,000
Series 02B 6.625%, 5/01/33(a)(b)	155	62,000

		1,962,130

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	501,190

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.25%, 1/01/24	500	320,060
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	385	387,414

		707,474

Nevada – 0.6%
Clark Cnty NV SID No. 142 (Clark Cnty NV SID No.142 Mtns Edg) Series 03 6.10%, 8/01/18	935	935,804
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	620	674,300

		1,610,104

New York – 1.6%
New York NY GO Series 06 5.00%, 6/01/22	1,085	1,197,070
Series 2007 5.00%, 1/01/23	2,600	2,882,828

		4,079,898

Ohio – 1.5%
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,450	3,857,548

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	$350	$332,287

Puerto Rico – 8.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	850	946,407
Series 08WW 5.375%, 7/01/23	2,065	2,273,895
XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded/ETM)	3,200	3,498,656
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	555,210
Series 06A 5.25%, 7/01/22	500	528,320
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	542,690
Puerto Rico HFA MFHR 5.00%, 12/01/20 (Prerefunded/ETM)	1,045	1,180,432
5.00%, 12/01/20	695	737,604
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	465	495,411
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	4,225	4,501,653
FGIC Series 03G 5.25%, 7/01/14	4,410	4,656,916
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	275	287,837
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,025	1,071,617

		21,276,648

Texas – 1.2%
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	2,990	3,215,446

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 0.5%
Washington St GO AGM 5.00%, 7/01/28	$1,245	$1,349,592

Total Long-Term Municipal Bonds (cost $227,580,554)		241,662,496

Short-Term Municipal Notes – 4.4%
Colorado – 1.7%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 9/01/33(c)	4,455	4,455,000

Massachusetts – 2.2%
Massachusetts Hlth & Ed Facs Auth (Hillcrest Extended Care) 0.26%, 10/01/26(c)	2,900	2,900,000
Massachusetts Hlth & Ed Facs Auth (Stonehill College) Series 2008K 0.30%, 7/01/37(c)	3,000	3,000,000

		5,900,000

Mississippi – 0.5%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009E 0.25%, 12/01/30(c)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $11,655,000)		11,655,000

Total Investments – 96.6% (cost $239,235,554)		253,317,496
Other assets less liabilities – 3.4%		8,845,512

Net Assets – 100.0%		$262,163,008

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation
Citibank	$8,000	12/1/17	SIFMA	*	3.792%	$1,121,348
Merrill Lynch	5,100	10/1/16	SIFMA	*	4.147%	822,882

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2010, the Portfolio held 24.1% of net assets in insured bonds (of this amount 16.9% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

DOT – Department of Transportation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SID – Special Improvement District

SRF – State Revolving Fund

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.7%
Long-Term Municipal Bonds – 95.7%
Michigan – 61.5%
Allen Park MI Pub SD GO Series 03 5.00%, 5/01/16 (Prerefunded/ETM)	$2,635	$2,926,194
5.00%, 5/01/17 (Prerefunded/ETM)	2,300	2,554,173
5.00%, 5/01/18 (Prerefunded/ETM)	1,000	1,110,510
5.00%, 5/01/22 (Prerefunded/ETM)	2,695	2,992,824
Cedar Springs MI SD GO Series 03 5.00%, 5/01/28 (Prerefunded/ETM)	1,835	2,040,281
Detroit MI GO Series 2010 5.00%, 11/01/30	2,000	2,076,920
AMBAC Series 04A-1 5.25%, 4/01/22	1,330	1,165,506
Detroit MI SD GO AGM Series 01A 5.125%, 5/01/31 (Prerefunded/ETM)	2,900	3,101,231
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	1,885	1,961,079
Dexter Cmnty Sch MI GO AGM 5.00%, 5/01/25	4,500	4,788,315
Genesee Cnty MI Wtr Supply GO AMBAC Series 04 5.00%, 11/01/26	3,000	3,123,060
Kalamazoo MI Fin Auth FGIC Series 94A 9.753%, 6/01/11(a)	160	162,387
Kent MI Hosp Fin Auth (Metropolitan Hospital) Series 2005A 5.25%, 7/01/30	90	81,953
5.75%, 7/01/25	210	206,298
Lansing MI Brd Wtr & Lt (Lansing MI Brd Wtr & Lt MI) AGM Series 03A 5.00%, 7/01/25	2,200	2,356,728
Michigan HDA MFHR (Danbury Manor Apts) Series 02A 5.30%, 6/01/35	2,490	2,561,737
Michigan HDA MFHR (Michigan HDA) Series 02A 5.50%, 10/20/43	1,950	1,980,615

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 97A 6.10%, 10/01/33	$1,280	$1,280,422
Michigan Hgr Ed Fac Auth (Hope College) Series 02A 5.90%, 4/01/32	1,465	1,484,939
Michigan Hgr Ed Stud Loan Auth (Michigan Hgr Ed Stud Loan Prog) AMBAC Series 17G 5.20%, 9/01/20	3,500	3,540,915
Michigan Highway Fed Grant AGM 5.25%, 9/15/26	3,500	3,818,290
Michigan Hosp Fin Auth 5.00%, 5/15/25 (Prerefunded/ETM)	415	484,110
Michigan Hosp Fin Auth (Crittenton Hosp Medical Ctr) Series 02A 5.625%, 3/01/27	1,250	1,261,512
Michigan Hosp Fin Auth (Henry Ford Health Sys) Series 2006A 5.25%, 11/15/32	1,600	1,613,216
Michigan Hosp Fin Auth (Trinity Healthcare Group) Series 2000A 6.00%, 12/01/27	1,465	1,483,811
6.00%, 12/01/27 (Prerefunded/ETM)	20	20,377
Michigan Strategic Fund (Detroit Edison Co.) XLCA Series 02C 5.45%, 12/15/32	3,000	3,005,250
Michigan Strategic Fund (Friendship Associates) Series 02 A 5.20%, 12/20/22	3,000	3,140,250
Michigan Trunk Line Spl Tax AGM Series 01A 5.25%, 11/01/30 (Prerefunded/ETM)	1,500	1,578,255
North Muskegon SD MI GO Series 03 5.25%, 5/01/28 (Prerefunded/ETM)	1,500	1,677,360
Olivet Comnty Schs MI GO Series 02 5.125%, 5/01/28 (Prerefunded/ETM)	1,065	1,165,717
Ovid Elsie Area Schools MI GO Series 02 5.00%, 5/01/25 (Prerefunded/ETM)	2,650	2,893,800

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plymouth MI Ed Ctr Charter Sch Series 05 5.125%, 11/01/18	$1,050	$1,000,230
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	870	877,439
Southfield MI Lib Bldg Auth NPFGC 5.00%, 5/01/25	3,340	3,611,475

		69,127,179

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	215	171,142

California – 1.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	430	506,041
California Hlth Fac Fin Auth (Sutter Health) Series 00A 6.25%, 8/15/35	1,100	1,112,287

		1,618,328

District of Columbia – 2.3%
District of Columbia Tax Incr 5.25%, 12/01/26	2,230	2,573,019

Florida – 3.2%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	1,835	1,839,331
Double Branch CDD FL Series 02A 6.70%, 5/01/34	930	962,429
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	245	98,000
Series 02B 6.625%, 5/01/33(b)(c)	105	42,000
No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	715	637,365

		3,579,125

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 0.7%
Antioch Village IL SSA #1 (Antioch IL SSA #1 - Deercrest) Series 03 6.625%, 3/01/33	$498	$411,955
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	384	386,408

		798,363

Nevada – 0.6%
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	620	674,300

New York – 2.3%
New York NY GO Series 06 5.00%, 6/01/22	680	750,237
Series 2007 5.00%, 1/01/23	1,700	1,884,926

		2,635,163

Ohio – 2.0%
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,050	2,292,166

Puerto Rico – 21.5%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	1,000	1,113,420
Series 08WW 5.375%, 7/01/23	1,120	1,233,299
XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded/ETM)	2,500	2,733,325
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	555,210
Series 06A 5.25%, 7/01/22	500	528,320
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Prerefunded/ETM)	1,945	2,197,072
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,215	1,305,044
5.125%, 12/01/27	145	154,483

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01B 5.50%, 12/01/23	$1,885	$1,899,816
Series 01C 5.30%, 12/01/28	1,680	1,686,283
Puerto Rico Ind Tour Edl Med (Ascension Health) Series 00A 6.125%, 11/15/30	3,000	3,044,940
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	275	287,837
Puerto Rico Pub Fin Corp. NPFGC Series 01A 5.00%, 8/01/31 (Prerefunded/ETM)	2,875	2,981,001
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	3,000	3,254,910
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,145	1,197,075

		24,172,035

Total Investments – 95.7% (cost $102,864,308)		107,640,820
Other assets less liabilities – 4.3%		4,816,357

Net Assets – 100.0%		$112,457,177

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$6,200	10/1/16	SIFMA	*	4.147%	$1,000,366

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Variable rate coupon, rate shown as of September 30, 2010.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

As of September 30, 2010, the Portfolio held 35.5% of net assets in insured bonds (of this amount 26.5% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

CFD – Community Facilities District

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HDA – Housing Development Authority

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.2%
Long-Term Municipal Bonds – 89.0%
Minnesota – 89.0%
Bemidji MN Hlth Care Fac (North Country Hlth Svc) RADIAN Series 02 5.00%, 9/01/31	$1,500	$1,462,785
Brooklyn Park MN EDA MFHR (Brooks Landing Apts) Series 99A 5.50%, 7/01/19	1,355	1,358,103
Cass Lake MN ISD #115 GO NPFGC-RE 5.00%, 2/01/26 (Prerefunded/ETM)	1,760	1,911,413
Chaska MN Elec Sys Series 05A 5.25%, 10/01/25	1,000	1,070,490
Cottage Grove MN Sr Hsg (PHS Cottage Grove, Inc.) Series 2006A 6.00%, 12/01/46	675	640,697
Duluth MN ISD #709 COP Series 2009B 5.00%, 3/01/29	2,625	2,818,489
Farmington MN ISD #192 GO (Farmington MN ISD) AGM Series 05B 5.00%, 2/01/24	3,875	4,234,484
Hennepin Cnty MN Sales Tax (Ballpark Proj) 5.00%, 12/15/19-12/15/23	5,035	5,797,667
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	650	678,061
Metropolitan Council MN GO 5.00%, 3/01/22	5,000	5,606,750
Minneapolis & St Paul Hsg & Redev Auth (Children’s Health Care) Series A 5.25%, 8/15/25	500	541,585
Minneapolis MN (National Marrow Donor Prog) 4.875%, 8/01/25	570	570,262
Minneapolis MN CDA Series 01G-3 5.45%, 12/01/31 (Prerefunded/ETM)	1,500	1,587,240

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis MN GO Series 2010 5.00%, 12/01/17	$1,300	$1,581,996
Minneapolis MN GO NPFGC Series 02 5.25%, 12/01/26	2,000	2,134,660
Minneapolis MN Hlth Care Sys (Fairview Health Svcs) AMBAC Series 05D 5.00%, 11/15/30	1,000	1,016,620
Minneapolis MN MFHR (Bottineau Commons Apts) Series 02 5.45%, 4/20/43	2,000	2,012,840
Minneapolis MN MFHR (Sumner Field Apts) Series 02 5.60%, 11/20/43	2,505	2,534,283
Minneapolis-St Paul MN Hsg & Redev Auth (Children’s Health Care) 5.25%, 8/15/35	1,000	1,042,140
Series 2010A 5.00%, 8/15/30	1,000	1,018,060
Minneapolis-St Paul MN Intl Arpt NPFGC Series 03A 5.00%, 1/01/28	1,500	1,535,610
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) 5.00%, 1/01/30	1,250	1,342,688
Series 2009A 5.00%, 1/01/21	2,020	2,279,853
Minnesota 911 Spl Fee Series 2009 5.00%, 6/01/21	1,970	2,307,619
Minnesota Agr & Econ Dev Brd Series 00A 6.375%, 11/15/29 (Prerefunded/ETM)	1,700	1,728,543
Minnesota Agr & Econ Dev Brd (Essential Health) Series 2008 C-1 5.50%, 2/15/25	1,000	1,110,340
Minnesota Agr & Econ Dev Brd (Evangelical Luth Good Sam) Series 02 6.00%, 2/01/22-2/01/27	2,880	2,952,419
Minnesota GO 5.00%, 8/01/19-6/01/21	4,000	4,679,860

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota HFA SFMR (Minnesota HFA) Series 96F 6.30%, 1/01/28	$295	$295,277
Series 98H 6.05%, 7/01/31	1,185	1,230,741
Minnesota Hgr Ed Fac Auth (Carleton College) Series D 5.00%, 3/01/30	2,000	2,219,840
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/31	2,770	2,951,574
Minnesota Hgr Ed Fac Auth (St. Catherine College) 5.375%, 10/01/32	1,000	1,004,380
Minnesota Hgr Ed Fac Auth (St. Olaf College) 2010 7-F 5.00%, 10/01/20	700	816,186
Minnesota Hgr Ed Fac Auth (Univ of St. Thomas MN) Series 04-5 5.00%, 10/01/24	1,000	1,064,590
5.25%, 10/01/34	1,000	1,049,420
Series 2009 5.00%, 10/01/29	1,000	1,097,840
Minnesota Mun Pwr Agy Elec 5.25%, 10/01/21	3,000	3,288,750
Series 04A 5.25%, 10/01/24	500	533,080
Minnesota Pub Fac Auth (Minnesota SRF) Series A 5.00%, 3/01/22	4,000	4,915,520
Minnesota Pub Fac Auth (Minnesota SRF) Series 2007 A 5.00%, 3/01/20 (Prerefunded/ETM)	4,900	5,917,044
Minnetonka MN MFHR (Archer Heights Apts) Series 99A 5.30%, 1/20/27	1,620	1,625,459
No St Paul Maplewd MN ISD #622 AGM 5.00%, 8/01/20	3,425	3,907,685

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Prior Lake MN ISD #719 GO AGM Series 05B 5.00%, 2/01/23	$3,350	$3,660,779
Rochester MN Hlth Care Fac (Mayo Clinic) Series D 5.00%, 11/15/38	1,000	1,070,040
Shakopee MN Hlthcare Fac (St. Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	600	610,158
Shorview MN MFHR (Lexington Apts) Series 01A 5.55%, 8/20/42	1,445	1,455,158
St. Cloud MN Hosp (CentraCare Hlth Sys) Series 2009A 5.125%, 5/01/30	1,500	1,574,595
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.50%, 7/01/29	1,150	1,229,488
St. Paul MN Hsg & Redev Auth (Block 19 Ramp Parking Proj) Series 2010A 5.00%, 8/01/30	1,870	1,980,012
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	500	507,195
St. Paul MN Port Auth (Allina Health Sys) Series 2009 A-2 5.25%, 11/15/28	1,200	1,291,692
St. Paul MN Port Auth Lease (St. Paul MN Port Lease off Bldg) Series 02 5.25%, 12/01/27	1,725	1,805,368
Series 03 5.00%, 12/01/23	1,000	1,086,470
St. Paul MN Rec Facs (Highland National Proj) 5.00%, 10/01/20-10/01/25	2,750	3,045,370
Western MN Mun Pwr Agy AGM 5.00%, 1/01/17	700	807,478

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 03A 5.00%, 1/01/26-1/01/30	$3,100	$3,179,137
White Bear Lake MN MFHR (Renova Partners Proj) Series 01 5.60%, 10/01/30	1,000	1,003,810
Willmar MN GO AGM Series 02 5.00%, 2/01/32	2,000	2,055,900

Total Long-Term Municipal Bonds (cost $110,343,629)		115,835,593

SHORT-TERM MUNICIPAL NOTES – 8.2%
Minnesota – 8.2%
Mankato MN MFHR (Highland Hills of Mankato Proj) Series 1997 0.33%, 5/01/27(a)	3,385	3,385,000
Minneapolis MN MFHR (St. Hedwig’s Assisted Living Proj) 0.37%, 12/01/27(a)	1,290	1,290,000
Minneapolis MN MFHR (Seven Corners Apt Proj) Series 2001 0.37%, 11/01/31(a)	1,105	1,105,000
Minneapolis-St Paul MN Hsg & Redev Auth (Allina Health Sys) Series 2009B1 0.30%, 11/15/35(a)	600	600,000
Robbinsdale MN GO 0.26%, 5/01/33(a)	500	500,000
Robbinsdale MN Hlth Care Fac (North Memorial Healthcare) Series 2008 A-2 0.33%, 5/01/33(a)	2,300	2,300,000
Series 2009 A-3 0.24%, 5/01/33(a)	1,400	1,400,000

Total Short-Term Municipal Notes (cost $10,580,000)		10,580,000

Total Investments – 97.2% (cost $120,923,629)		126,415,593
Other assets less liabilities – 2.8%		3,706,335

Net Assets – 100.0%		$130,121,928

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,500	8/1/16	SIFMA	*	4.071%	$531,430

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2010, the Portfolio held 19.9% of net assets in insured bonds (of this amount 7.4% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 98.6%
New Jersey – 75.4%
Bergen Cnty NJ Impt Auth (Bergen Cnty NJ GO) 5.00%, 12/15/17	$2,755	$3,300,049
Bergen Cnty NJ Impt Auth (Wyckoff Twn NJ Brd Ed GO) Series 05 5.00%, 4/01/25	1,555	1,690,829
Higher Ed Student Assist NJ NPFGC Series 00A 6.15%, 6/01/19	705	711,514
Hoboken NJ Parking Auth AMBAC Series 01A 5.30%, 5/01/27 (Prerefunded/ETM)	3,700	3,875,787
Landis NJ Swr Auth NPFGC-RE Series 93 9.244%, 9/19/19(a)	2,400	2,824,560
Middlesex Cnty NJ Impt Auth MFHR (Skyline Tower Apts) Series 01 5.25%, 7/01/21	750	758,025
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/24	1,790	1,828,771
New Jersey Ed Fac Auth 5.00%, 7/01/23 (Prerefunded/ETM)	280	330,000
AMBAC Series 01D 5.00%, 7/01/31 (Prerefunded/ETM)	1,000	1,032,990
AMBAC Series 02A 5.125%, 9/01/22 (Prerefunded/ETM)	2,500	2,720,000
FGIC Series 04E 5.00%, 7/01/28 (Prerefunded/ETM)	1,000	1,146,820
New Jersey Ed Fac Auth (Princeton Theological Seminary) Series 2010A 5.00%, 7/01/28	5,000	5,738,700
New Jersey Ed Fac Auth (Princeton Univ) 5.00%, 7/01/23	3,200	3,565,920
New Jersey Ed Fac Auth (Richard Stockton College) 5.50%, 7/01/23	4,500	5,053,365
New Jersey EDA Series 04-I 5.25%, 9/01/24 (Prerefunded/ETM)	2,510	2,934,391

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (Hackensack Water Company) NPFGC Series 94B 5.90%, 3/01/24	$4,000	$4,012,800
New Jersey EDA (Jersey Gardens Mall) Series 98B 6.50%, 4/01/28	4,500	5,110,695
New Jersey EDA (Masonic Charity Foundation NJ) Series 01 5.50%, 6/01/31	1,000	1,015,370
Series 02 5.25%, 6/01/24	540	552,706
New Jersey EDA (New Jersey Lease Liberty St Pk) Series A 5.00%, 3/01/24	1,500	1,578,990
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	3,300	3,615,612
AGM 5.00%, 9/01/22	3,540	3,840,511
New Jersey EDA (NUI Corporation) ACA Series 98A 5.25%, 11/01/33	2,200	2,159,520
New Jersey EDA (Public Service Elec & Gas) NPFGC Series 94A 6.40%, 5/01/32	5,000	5,017,400
New Jersey Hlth Care Fac Fin Auth 5.00%, 7/01/25	2,100	2,101,449
5.75%, 7/01/25 (Prerefunded/ETM)	900	981,198
RADIAN Series 04A 5.25%, 7/01/23	2,085	2,534,067
New Jersey Hlth Care Fac Fin Auth (AHS Hospital Corp.) Series 08 5.125%, 7/01/22	1,000	1,094,370
New Jersey Hlth Care Fac Fin Auth (Atlantic City Med Ctr) 5.75%, 7/01/25	975	1,001,501
New Jersey Hlth Care Fac Fin Auth (Bayshore Community Hospital) RADIAN Series 02 5.125%, 7/01/32	5,250	4,426,117

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hlth Care Fac Fin Auth (Hackensack Univ Med Ctr) 5.00%, 1/01/34	$1,940	$1,952,688
New Jersey Hlth Care Fac Fin Auth (House of Good Shepherd) RADIAN Series 01A 5.20%, 7/01/31	1,350	1,133,960
New Jersey Hlth Care Fac Fin Auth (Kennedy Health Sys) Series 01 5.625%, 7/01/31	2,700	2,713,797
New Jersey Hlth Care Fac Fin Auth (Newton Memorial Hospital) AGM Series 01 5.00%, 7/01/26	1,500	1,521,855
New Jersey Hlth Care Fac Fin Auth (Palisades Med Ctr of New York) ACA Series 99 5.25%, 7/01/28	1,000	794,410
New Jersey Hlth Care Fac Fin Auth (Southern Ocean Cnty Hosp) RADIAN Series 01 5.125%, 7/01/31	4,500	4,255,155
New Jersey Hsg & Mtg Agy MFHR (New Jersey Hsg & Mtg Fin Agy) AGM Series 00A1 6.35%, 11/01/31	2,000	2,001,680
New Jersey Trnsp Trust Fund Series 03C 5.50%, 6/15/24 (Prerefunded/ETM)	2,250	2,543,557
New Jersey Trnsp Trust Fund (New Jersey Transn Grant Antic) NPFGC-RE Series 06A 5.00%, 6/15/18	3,400	3,781,616
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2009H 5.00%, 1/01/23	5,000	5,525,000
Newark NJ Hsg Auth PANYNJ Term NPFGC Series 04 5.25%, 1/01/21 (Prerefunded/ETM)	2,380	2,720,388
5.25%, 1/01/22 (Prerefunded/ETM)	1,200	1,371,624
North Hudson Swr Auth NJ NPFGC Series 01A Zero Coupon, 8/01/24	12,340	6,484,176
Port Authority of NY & NJ NPFGC-RE Series 02 5.25%, 5/15/37	2,500	2,554,700

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Authority of NY & NJ (JFK Airport Intl Arrival Term) NPFGC Series 97-6 5.75%, 12/01/22	$7,675	$7,676,381
Rutgers State Univ NJ GO 5.00%, 5/01/30	1,000	1,103,220
Salem Cnty NJ Poll Cntl Fin Auth (Public Service Elec & Gas) Series 01A 5.75%, 4/01/31	1,500	1,528,140
South Jersey Port Corp. NJ 5.20%, 1/01/23	1,000	1,013,470
Union Cnty NJ Impt Auth (Union Cnty NJ GO) NPFGC Series 03A 5.25%, 8/15/23	2,885	3,017,191

		130,247,035

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	310	246,763

California – 1.0%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,165	1,292,964
Series 2008A 5.50%, 8/15/23	400	429,776

		1,722,740

District of Columbia – 2.1%
District of Columbia Tax Incr 5.25%, 12/01/26	3,070	3,542,227

Florida – 2.8%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,500	2,505,900
Double Branch CDD FL Series 02A 6.70%, 5/01/34	920	952,080
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	360	144,000
Series 02B 6.625%, 5/01/33(b)(c)	150	60,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	$190	$181,093
No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	1,190	1,060,790

		4,903,863

Guam – 0.3%
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25	500	526,415

Illinois – 0.3%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	537	540,367

New York – 0.6%
New York NY GO Series 06 5.00%, 6/01/22	950	1,048,126

Ohio – 2.2%
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,000	3,354,390
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	500	447,605

		3,801,995

Pennsylvania – 4.7%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	420	398,744
Delaware Riv Port Auth PA & NJ Series 2010E 5.00%, 1/01/28-1/01/29	5,530	5,993,946
Delaware River Toll Brdg Auth PA Series 03 5.00%, 7/01/28	1,625	1,668,777

		8,061,467

Puerto Rico – 6.3%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	900	1,002,078

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 08WW 5.375%, 7/01/23	$2,165	$2,384,011
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	555,210
Series 04A 5.25%, 7/01/19	710	748,312
Series 06A 5.25%, 7/01/22	500	528,320
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Prerefunded/ETM)	2,355	2,660,208
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,310	1,407,084
5.125%, 12/01/27	305	324,947
Univ of Puerto Rico Series 06Q 5.00%, 6/01/20	1,260	1,307,641

		10,917,811

Texas – 2.1%
Camino Real Regl Mob Auth TX 5.00%, 2/15/22	905	907,416
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	2,450	2,634,730

		3,542,146

Virginia – 0.7%
Broad Street CDA VA Series 03 7.50%, 6/01/33	1,200	1,142,292

Total Investments – 98.6% (cost $162,718,013)		170,243,247
Other assets less liabilities – 1.4%		2,477,742

Net Assets – 100.0%		$172,720,989

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,000	10/21/16	SIFMA	*	4.128%	$475,845

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

New Jersey Portfolio—Portfolio of Investments

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

As of September 30, 2010, the Portfolio held 42.5% of net assets in insured bonds(of this amount 21.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SSA – Special Services Area

See notes to financial statements.

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 95.7%
Ohio – 83.2%
Akron OH GO NPFGC Series 02 5.00%, 12/01/23	$1,000	$1,058,600
Allen Cnty OH Hosp (Catholic Healthcare Partners) Series 2010B 5.25%, 9/01/27	2,350	2,580,159
Brookville OH Local SD GO AGM Series 03 5.00%, 12/01/26 (Prerefunded/ETM)	2,000	2,269,260
Canton OH SD GO NPFGC Series 04B 5.00%, 12/01/22-12/01/23	2,150	2,303,374
Central OH Solid Wst Auth AMBAC Series 04B 5.00%, 12/01/21	2,035	2,201,931
Cincinnati OH Tech College AMBAC Series 02 5.00%, 10/01/28	5,000	5,071,950
Cleveland OH GO AMBAC Series 04 5.25%, 12/01/24 (Prerefunded/ETM)	1,200	1,410,816
NPFGC Series 02 5.25%, 12/01/27 (Prerefunded/ETM)	4,380	4,824,482
Cleveland OH Pub Pwr Sys NPFGC-RE Series 06A 5.00%, 11/15/18	2,165	2,393,602
Cleveland OH Wtrworks NPFGC 5.00%, 1/01/23	2,500	2,746,625
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,500	2,795,325
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	500	447,605
Columbus OH SD GO FGIC Series 03 5.00%, 12/01/24 (Prerefunded/ETM)	2,500	2,785,125
5.00%, 12/01/25 (Prerefunded/ETM)	2,230	2,484,332
Cuyahoga Cnty OH GO RADIAN Series 04 5.00%, 11/15/19	1,850	1,891,237

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty OH Hosp (UHHS/CSAHS Cuyahoga & Canton) Series 00 7.50%, 1/01/30	$1,900	$1,924,719
Cuyahoga Cnty OH MFHR (Longwood Apts) Series 01 5.60%, 1/20/43	3,620	3,674,698
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	2,000	2,035,600
Cuyahoga OH CCD 5.00%, 8/01/24	1,545	1,733,135
Dayton OH Arpt (James M Cox Dayton Intl Arpt) RADIAN Series 03A 5.00%, 12/01/23	1,280	1,311,795
Dayton OH SD COP Series 03 6.00%, 12/01/19-12/01/21	3,040	3,237,345
Delaware OH SD GO NPFGC Series 04 5.00%, 12/01/19	1,340	1,493,269
Dublin OH SD GO AGM Series 03 5.00%, 12/01/22	1,500	1,634,985
Erie Cnty OH Hosp (Firelands Regional Med Ctr) Series 02A 5.625%, 8/15/32	2,745	2,751,039
Fairfield Cnty OH Hosp Fac (Fairfield Med Ctr) RADIAN Series 03 5.00%, 6/15/24	1,000	984,350
Franklin Cnty OH MFHR (Agler Green Apts) Series 02A 5.65%, 5/20/32	770	790,975
5.80%, 5/20/44	1,150	1,185,846
Greater Cleveland RTA OH (Gtr Cleveland Trnsp Spl Tax) NPFGC Series 04 5.00%, 12/01/24	1,350	1,460,741
Grove City OH AD (Pinnacle Club AD) Series A 6.00%, 12/01/22	1,885	1,654,992

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hamilton Cnty Conv Fac Auth OH (Hamilton Cnty OH) NPFGC-RE Series 04 5.00%, 12/01/23	$1,330	$1,410,505
Hamilton Cnty OH Sales Tax AMBAC Series B 5.25%, 12/01/32 (Prerefunded/ETM)	9,425	9,498,232
5.25%, 12/01/32	2,660	2,676,598
Hamilton OH SD GO NPFGC 5.00%, 12/01/24	1,000	1,063,880
Lucas Cnty OH Hlth Fac MFHR (Altenheim Proj) Series 99 5.50%, 7/20/40	3,160	3,193,907
Madeira OH City SD GO NPFGC Series 04 5.00%, 12/01/22 (Prerefunded/ETM)	1,295	1,509,348
5.00%, 12/01/23 (Prerefunded/ETM)	1,370	1,596,762
Oak Hills OH Local SD GO AGM Series 05 5.00%, 12/01/25	1,000	1,081,420
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) AGM Series 05A 5.00%, 4/01/24	1,500	1,623,795
NPFGC Series 04A 5.00%, 4/01/22	2,975	3,200,326
Ohio GO 5.00%, 9/15/22(a)	3,085	3,696,694
Series 04A 5.00%, 6/15/22	3,000	3,251,940
Ohio HFA SFMR (Ohio HFA) Series 02 5.375%, 9/01/33	1,200	1,203,360
Series 02-A2 5.60%, 9/01/34	15	15,094
Series 02-A3 5.50%, 9/01/34	525	528,455
Ohio Hgr Edl Fac Commn (Denison Univ) Series 04 5.00%, 11/01/21-11/01/24	3,440	3,681,147
Ohio St Higher Edl Fac Rev (Oberlin College) Series 2003 5.00%, 10/01/33	5,000	5,152,300

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio State Univ NPFGC Series 04 5.00%, 12/01/22	$1,950	$2,079,812
Ohio Swr & Solid Wst Fac (Anheuser-Busch Companies., Inc.) Series 01 5.50%, 11/01/35	3,000	3,015,360
Ohio Wtr Dev Auth (Anheuser-Busch Companies., Inc.) Series 99 6.00%, 8/01/38	2,250	2,257,155
Princeton OH City SD GO NPFGC Series 03 5.00%, 12/01/24 (Prerefunded/ETM)	1,600	1,815,408
Riversouth Auth OH Series 04A 5.25%, 12/01/21-12/01/22	2,000	2,179,970
Series 05A 5.00%, 12/01/24	3,590	3,900,068
Steubenville OH Hosp Series 00 6.50%, 10/01/30 (Prerefunded/ETM)	2,500	2,500,000
Toledo OH City SD GO NPFGC-RE Series 03B 5.00%, 12/01/23	2,940	3,106,580
Toledo-Lucas Cnty OH Port Auth (Cargill, Inc.) Series 04B 4.50%, 12/01/15	2,500	2,753,100
Toledo-Lucas Cnty OH Port Auth (Crocker Park Proj) Series 03 5.375%, 12/01/35	2,000	1,805,060
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	1,270	1,470,050
Univ of Cincinnati COP NPFGC 5.00%, 6/01/24	4,470	4,657,919
Youngstown OH GO AGM 5.00%, 12/01/25	2,155	2,309,061

		141,371,218

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	300	238,803

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 0.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	$600	$706,104
California GO 5.25%, 4/01/29	5	5,182

		711,286

Florida – 2.1%
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	200	200,708
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	2,004,720
Double Branch CDD FL Series 02A 6.70%, 5/01/34	900	931,383
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	340	136,000
Series 02B 6.625%, 5/01/33(b)(c)	150	60,000
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	275	262,108

		3,594,919

Georgia – 0.3%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	501,190

Illinois – 0.8%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 - Deercrest) Series 03 6.625%, 3/01/33	962	795,785
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	551	554,455

		1,350,240

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.2%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	$425	$403,491

Puerto Rico – 8.5%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18-7/01/19	6,370	6,778,461
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	2,530	2,754,361
5.375%, 7/01/24	1,030	1,137,820
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	555,210
Series 06A 5.25%, 7/01/22	500	528,320
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	542,690
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	375	399,525
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	375	392,505
Univ of Puerto Rico 5.00%, 6/01/22	1,350	1,388,043

		14,476,935

Total Long-Term Municipal Bonds (cost $156,499,592)		162,648,082

Short-Term Municipal Notes – 0.6%
Ohio – 0.4%
Allen Cnty OH Hosp (Catholic Healthcare Partners) Series 2008B 0.30%, 10/01/31(d)	700	700,000

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.2%
Lancaster Cnty PA Hosp Auth (Lancaster General Hosp) Series 2008 0.36%, 7/01/41(d)	$375	$375,000

Total Short-Term Municipal Notes (cost $1,075,000)		1,075,000

Total Investments – 96.3% (cost $157,574,592)		163,723,082
Other assets less liabilities – 3.7%		6,242,178

Net Assets – 100.0%		$169,965,260

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,600	8/1/16	SIFMA	*	4.071%	$546,613

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	When-Issued or delayed delivery security.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2010, the Portfolio held 48.7% of net assets in insured bonds (of this amount 34.1% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD – Assessment District

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

Ohio Portfolio—Portfolio of Investments

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

RTA – Regional Transportation Authority

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

See notes to financial statements.

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
Pennsylvania – 78.8%
Adams Cnty PA IDA (Gettysburg College) 5.00%, 8/15/25	$1,090	$1,194,804
Allegheny Cnty PA Hgr Ed Auth (Thiel College) ACA Series 99A 5.375%, 11/15/19-11/15/29	2,500	2,325,470
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) 5.00%, 11/15/28	200	158,930
Series 07A 5.00%, 11/15/17	800	759,512
Allegheny Cnty PA IDA Series 01 6.60%, 9/01/31 (Prerefunded/ETM)	1,540	1,624,469
Allegheny Cnty PA IDA (Residential Resources, Inc.) 5.00%, 9/01/21	500	477,305
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.60%, 7/01/23	1,500	1,388,985
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) NPFGC Series 05A 5.00%, 12/01/24	7,490	7,785,855
Bethel Park PA SD GO 5.00%, 8/01/29	2,600	2,795,546
Butler Cnty PA FGIC Series 03 5.25%, 7/15/26 (Prerefunded/ETM)	1,625	1,829,945
Chester Upland SD PA GO 4.30%, 5/15/14	1,705	1,708,035
Coatesville PA SD GO AGM 5.00%, 8/01/23	6,500	7,157,280
Delaware Cnty PA Auth (Elwyn Proj) 5.00%, 6/01/25	1,645	1,656,926
Delaware Cnty PA Hgr Ed Auth (Eastern College) Series 99 5.625%, 10/01/28	2,500	2,500,325
Delaware Riv Port Auth PA & NJ Series 2010E 5.00%, 1/01/29	4,470	4,815,754

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lancaster Area Swr Auth PA NPFGC Series 04 5.00%, 4/01/22	$1,330	$1,415,213
Lehigh Northampton PA Arpt NPFGC Series 00 6.00%, 5/15/30	4,400	4,400,792
Lycoming Cnty PA Auth (College of Technology) AMBAC Series 02 5.25%, 5/01/32	2,250	2,218,478
Mckean Cnty PA Hosp Auth (Bradford Hospital) ACA 5.00%, 10/01/17	1,205	1,114,312
Meadville PA GO XLCA 5.00%, 10/01/25	3,080	3,262,305
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hosp) Series 02A 5.125%, 6/01/32	3,000	3,029,730
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	740	788,041
New Wilmington PA Mun Auth (Westminster College) RADIAN 5.00%, 5/01/27	1,040	1,009,174
Pennsylvania Econ Dev Fin Auth (30th St Station Pkg Garage PA) ACA Series 02 5.875%, 6/01/33	2,085	2,105,600
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 01A 6.375%, 11/01/41	3,000	3,049,440
Pennsylvania Hgr Ed Fac Auth (Dickinson College) RADIAN Series 03AA-1 5.00%, 11/01/26	1,000	1,015,880
Pennsylvania Hgr Ed Fac Auth (Thomas Jefferson Univ) Series 2010 5.00%, 3/01/27-3/01/28	2,850	3,113,785
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania Hlth Svcs) AMBAC Series 05A 5.00%, 8/15/20	2,000	2,149,620

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania IDA (Pennsylvania IDA Econ Dev) Series 08A 5.50%, 7/01/23	$1,060	$1,186,564
Pennsylvania Intergov Coop Auth 5.00%, 6/15/23	4,000	4,591,600
Philadelphia PA Gasworks 5.00%, 8/01/30	2,000	2,012,200
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	350	298,113
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.84%, 4/26/14(a)	2,000	1,952,220
Philadelphia PA Parking Auth Series 2009 5.00%, 9/01/26	2,725	2,866,210
Philadelphia PA SD GO AGM Series 03 5.25%, 6/01/26 (Prerefunded/ETM)	5,000	5,603,100
Pittsburgh & Allegheny Cnty Sports & Exhibition Auth (Pittsburgh - Allegheny Cnty PA Sales Tax) 5.00%, 2/01/31	1,075	1,137,361
Pittsburgh PA GO AGM Series 06C 5.25%, 9/01/17	5,000	5,650,750
Pittsburgh PA Pub Pkg Auth NPFGC-RE Series 05A 5.00%, 12/01/19	2,435	2,630,871
Pittsburgh PA Ur Redev Auth SFMR Series 97A 6.25%, 10/01/28	745	745,678
Potter Cnty PA Hosp Auth (Charles Cole Memorial Hospital) RADIAN Series 96 6.05%, 8/01/24	3,090	3,024,646
South Central Gen Auth PA NPFGC Series 01 5.25%, 5/15/31 (Prerefunded/ETM)	795	819,446
South Central Gen Auth PA (Hanover Hospital) RADIAN 5.00%, 12/01/25	1,570	1,505,457

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State Pub Sch Bldg Auth PA (Colonial Intermediate Unit No. 20) NPFGC-RE Series 05 5.00%, 5/15/26	$2,025	$2,123,314
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	3,370	2,677,532
Wilkes-Barre PA Fin Auth (Univ of Scranton) 5.00%, 11/01/30	2,500	2,664,925
Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	510	531,813

		108,873,311

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	265	210,943

California – 0.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	520	611,957

District of Columbia – 2.2%
District of Columbia Tax Incr 5.25%, 12/01/26	2,625	3,028,777

Florida – 3.3%
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	400	401,416
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	2,004,720
Double Branch CDD FL Series 02A 6.70%, 5/01/34	975	1,008,998
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	300	120,000
Series 02B 6.625%, 5/01/33(b)(c)	125	50,000

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	$280	$266,874
No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	865	771,078

		4,623,086

Guam – 0.8%
Guam Intl Arpt Auth NPFGC Series 03B 5.25%, 10/01/23	500	513,750
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25	500	526,415

		1,040,165

Illinois – 0.9%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 - Deercrest) Series 03 6.625%, 3/01/33	997	824,739
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	453	455,840

		1,280,579

Puerto Rico – 10.5%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	800	853,616
5.375%, 7/01/24	1,530	1,690,160
Puerto Rico GO 5.25%, 7/01/23	500	527,275
Series 01A 5.50%, 7/01/19	500	555,210
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	180	191,772
Puerto Rico Hwy & Trnsp Auth AGM 5.00%, 7/01/27 (Prerefunded/ETM)	2,260	2,440,777
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	3,195	3,404,209
FGIC Series 03G 5.25%, 7/01/14	3,335	3,521,727

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	$300	$314,004
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	345	369,391
Univ of Puerto Rico 5.00%, 6/01/22	655	673,458

		14,541,599

Texas – 0.6%
Camino Real Regl Mob Auth TX 5.00%, 2/15/22	845	847,256

Washington – 0.7%
Washington St GO AGM 5.00%, 7/01/28	920	997,289

Total Investments – 98.4% (cost $131,830,230)		136,054,962
Other assets less liabilities – 1.6%		2,186,198

Net Assets – 100.0%		$138,241,160

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

As of September 30, 2010, the Portfolio held 50.7% of net assets in insured bonds (of this amount 15.3% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.0%
Long-Term Municipal Bonds – 97.0%
Virginia – 76.9%
Albemarle Cnty VA IDA Ed Fac (The Covenant School) Series 01A 7.75%, 7/15/32	$4,260	$4,366,585
Arlington Cnty VA IDA Series 01 5.25%, 7/01/31 (Prerefunded/ETM)	5,900	6,164,261
Arlington Cnty VA IDA MFHR (Arlington View Terrace Apts) Series 01 5.15%, 11/01/31	1,550	1,584,038
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	178	180,353
Broad Street CDA VA Series 03 7.50%, 6/01/33	1,500	1,427,865
Celebrate Virginia North CDA VA Series 03B 6.60%, 3/01/25	1,222	971,857
Chesapeake VA GO Series 2010D 5.00%, 12/01/25	2,275	2,705,817
Chesterfield Cnty VA IDA (Virginia Elec & Pwr Company) Series 02 5.875%, 6/01/17	1,000	1,023,960
Chesterfield Cnty VA IDA PCR (Virginia Elec & Pwr Company) Series 02 5.875%, 6/01/17	2,800	2,867,088
Dinwiddie Cnty VA IDA (Dinwiddie Cnty VA Lease) NPFGC Series 04B 5.00%, 2/15/24	3,200	3,296,512
Dulles Town Ctr CDA VA Series 98 6.25%, 3/01/26	1,910	1,902,398
Fairfax Cnty VA EDA (Goodwin House) 5.00%, 10/01/22	1,000	1,038,810
Fairfax Cnty VA IDA (Fairfax Cnty VA COP) 5.00%, 5/15/25	1,000	1,080,520

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fairfax Cnty VA Wtr Auth Series 02 5.00%, 4/01/32	$3,380	$3,482,684
Fairfax VA GO Series 2010 5.00%, 7/15/25	480	568,858
Hampton VA Conv Ctr Lease AMBAC Series 02 5.00%, 1/15/35	5,150	5,225,963
Hampton VA GO Series 2010A 5.00%, 1/15/21	1,750	2,063,775
Hamptons Roads Santn Dist VA Wstwtr 5.00%, 4/01/25	6,650	7,531,391
Harrisonburg VA IDA AMBAC 5.00%, 8/15/24	2,100	2,132,907
Harrisonburg VA IDA (Rockingham Mem Hosp) AMBAC 5.00%, 8/15/22-8/15/25	5,750	5,817,486
Harrisonburg VA Redev & Hsg Auth (Greens of Salem Run Apts) AGM Series 97 6.30%, 4/01/29	1,110	1,110,833
Henrico Cnty VA GO 5.00%, 12/01/26	1,000	1,151,510
Series 2010 5.00%, 7/15/24	6,600	7,884,096
Henrico Cnty VA Wtr & Swr 5.00%, 5/01/25	1,165	1,343,746
Series 2009 5.00%, 5/01/27	1,200	1,368,516
Isle Wight Cnty VA GO 6.00%, 7/01/27	3,500	4,154,430
James City Cnty VA EDA (James City Cnty VA Lease) AGM 5.00%, 6/15/22	4,385	4,904,666
James City Cnty VA Swr (Anheuser-Busch Companies., Inc.) Series 97 6.00%, 4/01/32	4,200	4,213,356
Lexington VA Indl Dev Auth Series 2010B 5.00%, 12/01/30	3,885	4,307,571

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Loudoun Cnty VA GO Series 2010A 5.00%, 12/01/24	$8,265	$9,838,160
Loudoun Cnty VA Santn Auth 5.00%, 1/01/29	3,820	4,352,928
Montgomery Cnty VA IDA (Montgomery Cnty VA Lease) 5.00%, 2/01/24	2,000	2,229,100
New Port CDA VA 5.50%, 9/01/26(a)	982	546,198
Newport News VA IDA MFHR (Mennowood Apts) Series 96A 6.25%, 8/01/36	2,580	2,582,761
Newport News VA IDA MFHR (Walker Village Apts) Series 02A 5.55%, 9/20/34	1,880	1,905,662
5.65%, 3/20/44	1,660	1,684,170
Norfolk VA Arpt Auth (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	975	963,076
Norfolk VA Arpt Auth (Norfolk VA Intl Airport) NPFGC-RE Series 01B 5.30%, 7/01/25	10,000	10,038,700
Norfolk VA GO 5.00%, 4/01/21	7,800	8,981,544
Northwestern Reg Jail Auth VA NPFGC 5.00%, 7/01/25	1,500	1,571,340
Prince William Cnty VA GO Series 2010 5.00%, 8/01/22-8/01/23	3,000	3,619,520
Prince William Cnty VA IDA (Woodwind Gables Apt) AMBAC Series 01A 5.30%, 12/01/34	2,760	2,398,081
Reynolds Crossing CDA VA 5.10%, 3/01/21	2,150	2,041,253
Richmond VA GO 5.00%, 1/15/28	1,000	1,119,910
Series 2009A 5.00%, 7/15/27	1,400	1,612,282

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Richmond VA GO (Richmond, VA) AGM Series 05A 5.00%, 7/15/22	$2,500	$2,792,875
Roanoke VA IDA (Carilion Health Sys) 5.00%, 7/01/27(b)	3,000	3,150,840
Suffolk VA GO 5.00%, 8/01/22	2,080	2,490,259
NPFGC 5.00%, 2/01/20	3,000	3,451,110
Upper Occoquan Swr Auth VA AGM 5.00%, 7/01/25	2,500	2,794,175
Virginia Beach VA Dev Auth MFHR (Sholom Terrace Apts) Series 02 5.40%, 4/01/44	2,900	2,991,901
Virginia Beach VA Wtr & Swr 5.00%, 10/01/30	2,000	2,147,600
Virginia Biotech Rsch Park Auth Series 01 5.00%, 9/01/21 (Prerefunded/ETM)	4,170	4,346,308
Virginia College Bldg Auth 5.00%, 9/01/16 (Prerefunded/ETM)	220	260,053
Virginia College Bldg Auth (Roanoke College) 5.00%, 4/01/23	1,000	1,068,430
Virginia College Bldg Auth (Virginia Lease Pub Hgr Ed) 5.00%, 9/01/16	5,615	6,512,165
Series 05A 5.00%, 9/01/17	5,890	6,759,128
Virginia HDA SFMR (Virginia HDA) Series 01D 5.40%, 6/01/24	3,155	3,170,112
Series 02B 5.50%, 4/01/27	5,000	5,016,400
Virginia Port Auth Series 2010 5.00%, 7/01/30	2,250	2,452,545
Virginia Port Auth (Virginia Lease Port Fund) Series 02 5.00%, 7/01/27	1,000	1,023,870
5.125%, 7/01/24	4,000	4,123,560

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Resources Auth (Virginia SRF) 5.00%, 10/01/27	$2,500	$2,876,500
Series 2009 5.00%, 10/01/25	5,845	6,805,100
Virginia Small Business Fin Auth (Wellmont Hlth Sys Proj) 5.125%, 9/01/22	710	724,647
Watkins Centre CDA VA 5.40%, 3/01/20	600	600,666

		206,914,781

Arizona – 0.4%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	355	282,584
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	705	670,793

		953,377

California – 1.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	880	1,035,619
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,910	2,119,795
Series 2008A 5.50%, 8/15/23	660	709,130

		3,864,544

District of Columbia – 6.0%
District of Columbia Tax Incr 5.25%, 12/01/26	3,860	4,453,745
Metro Washington Arpt Auth VA Series C 5.125%, 10/01/34	5,130	5,517,674
Metro Washington Arpt Auth VA Dulles Toll Road Series 2010B 6.50%, 10/01/44(c)	4,300	2,823,423
Washington DC Metro Area Trnst Auth 5.25%, 7/01/27	3,000	3,399,420

		16,194,262

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 0.1%
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(a)(d)	$415	$166,000
Series 02B 6.625%, 5/01/33(a)(d)	180	72,000

		238,000

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	501,190

Illinois – 0.2%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	453	455,840

New York – 1.6%
New York NY GO Series 06 5.00%, 6/01/22	1,125	1,241,201
Series 2007 5.00%, 1/01/23	2,700	2,993,706

		4,234,907

Puerto Rico – 8.4%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	800	870,944
NPFGC 5.50%, 7/01/17	5,000	5,777,100
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	555,210
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	542,690
Puerto Rico HFA MFHR 5.00%, 12/01/20 (Prerefunded/ETM)	3,290	3,716,384
5.00%, 12/01/20	1,580	1,676,854
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	290	308,966
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	1,760	1,875,245

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FGIC Series 03G 5.25%, 7/01/14	$1,840	$1,943,022
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	340	355,871
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	3,000	3,254,910
Univ of Puerto Rico 5.00%, 6/01/22	1,740	1,789,033

		22,666,229

Texas – 1.3%
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	3,310	3,559,574

Washington – 0.5%
Washington St GO AGM 5.00%, 7/01/28	1,335	1,447,154

Total Investments – 97.0% (cost $249,920,074)		261,029,858
Other assets less liabilities – 3.0%		8,083,566

Net Assets – 100.0%		$269,113,424

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	$7,000	12/1/17	SIFMA	*	3.792%	$981,179

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Illiquid security.

(b)	When-Issued or delayed delivery security.

(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)	Security is in default and is non-income producing.

As of September 30, 2010, the Portfolio held 21.0% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HDA – Housing Development Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2010

	Arizona	Massachusetts
Assets
Investments in securities, at value (cost $191,665,233 and $239,235,554, respectively)	$198,090,402	$253,317,496
Cash	1,301,916	2,043,166
Interest receivable	2,527,927	3,277,220
Receivable for shares of beneficial interest sold	282,780	1,030,633
Unrealized appreciation on interest rate swap contracts	67,688	1,944,230
Receivable for investment securities sold	25,000	2,023,467

Total assets	202,295,713	263,636,212

Liabilities
Dividends payable	210,593	234,522
Unrealized depreciation on interest rate swap contracts	186,077	– 0	–
Payable for shares of beneficial interest redeemed	127,968	937,321
Distribution fee payable	73,982	104,628
Advisory fee payable	57,448	76,545
Audit fee payable	39,772	39,746
Administrative fee payable	22,585	21,001
Transfer Agent fee payable	74	3,497
Accrued expenses	45,617	55,944

Total liabilities	764,116	1,473,204

Net Assets	$201,531,597	$262,163,008

Composition of Net Assets
Shares of beneficial interest, at par	$180,501	$231,783
Additional paid-in capital	193,825,055	247,912,374
Distributions in excess of net investment income	(203,403)	(208,899)
Accumulated net realized gain (loss) on investment transactions	1,422,664	(1,798,422)
Net unrealized appreciation on investments	6,306,780	16,026,172

	$201,531,597	$262,163,008

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$159,374,382	14,269,746	$11.17	*

Class B	$4,534,533	406,615	$11.15

Class C	$37,622,682	3,373,704	$11.15

Massachusetts Portfolio
Class A	$192,426,472	17,004,567	$11.32	*

Class B	$4,725,327	418,406	$11.29

Class C	$65,011,209	5,755,374	$11.30

*	The maximum offering price per share for Class A of Arizona Portfolio and Massachusetts Portfolio was $11.52 and $11.67, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Michigan	Minnesota
Assets
Investments in securities, at value (cost $102,864,308 and $120,923,629, respectively)	$107,640,820	$126,415,593
Cash	2,620,715	1,805,275
Interest receivable	1,763,439	1,375,902
Unrealized appreciation on interest rate swap contracts	1,000,366	531,430
Receivable for shares of beneficial interest sold	184,944	334,762

Total assets	113,210,284	130,462,962

Liabilities
Payable for shares of beneficial interest redeemed	440,266	51,410
Dividends payable	104,661	102,908
Distribution fee payable	50,345	44,938
Advisory fee payable	47,243	40,787
Administrative fee payable	22,965	21,527
Transfer Agent fee payable	3,012	1,978
Audit fee payable	39,135	39,932
Accrued expenses	45,480	37,554

Total liabilities	753,107	341,034

Net Assets	$112,457,177	$130,121,928

Composition of Net Assets
Shares of beneficial interest, at par	$103,352	$125,725
Additional paid-in capital	106,814,016	124,257,700
Distributions in excess of net investment income	(164,668)	(118,377)
Accumulated net realized loss on investment transactions	(72,401)	(166,514)
Net unrealized appreciation on investments	5,776,878	6,023,394

	$112,457,177	$130,121,928

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Michigan Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$73,444,821	6,746,315	$10.89	*

Class B	$3,235,464	297,745	$10.87

Class C	$35,776,892	3,291,173	$10.87

Minnesota Portfolio
Class A	$107,205,642	10,359,843	$10.35	*

Class B	$676,486	65,382	$10.35

Class C	$22,239,800	2,147,280	$10.36

*	The maximum offering price per share for Class A of Michigan Portfolio and Minnesota Portfolio was $11.23 and $10.67, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Statement of Assets & Liabilities

	New Jersey		Ohio
Assets
Investments in securities, at value (cost $162,718,013 and $157,574,592, respectively)	$170,243,247		$163,723,082
Cash	79,373		7,039,574
Interest receivable	2,264,786		2,600,228
Unrealized appreciation on interest rate swap contracts	475,845		546,613
Receivable for shares of beneficial interest sold	371,095		380,137
Receivable for investment securities sold	– 0	–	5,000

Total assets	173,434,346		174,294,634

Liabilities
Payable for shares of beneficial interest redeemed	292,170		238,252
Dividends payable	184,792		159,949
Distribution fee payable	67,577		70,328
Advisory fee payable	61,270		46,490
Administrative fee payable	18,116		22,178
Transfer Agent fee payable	3,699		3,515
Payable for investment securities purchased	– 0	–	3,696,694
Accrued expenses	85,733		91,968

Total liabilities	713,357		4,329,374

Net Assets	$172,720,989		$169,965,260

Composition of Net Assets
Shares of beneficial interest, at par	$175,906		$166,373
Additional paid-in capital	171,547,610		166,913,974
Distributions in excess of net investment income	(188,656)		(157,551)
Accumulated net realized loss on investment transactions	(6,814,950)		(3,652,639)
Net unrealized appreciation on investments	8,001,079		6,695,103

	$172,720,989		$169,965,260

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

New Jersey Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$129,078,411	13,147,459	$9.82	*

Class B	$4,877,923	496,758	$9.82

Class C	$38,764,655	3,946,394	$9.82

Ohio Portfolio
Class A	$120,702,516	11,813,301	$10.22	*

Class B	$4,990,582	488,978	$10.21

Class C	$44,272,162	4,335,068	$10.21

*	The maximum offering price per share for Class A of New Jersey Portfolio and Ohio Portfolio was $10.12 and $10.54, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Pennsylvania		Virginia
Assets
Investments in securities, at value (cost $131,830,230 and $249,920,074, respectively)	$136,054,962		$261,029,858
Cash	– 0	–	7,451,004
Interest receivable	1,857,648		3,437,276
Receivable for investment securities sold	1,246,401		– 0	–
Receivable for shares of beneficial interest sold	302,763		736,820
Unrealized appreciation on interest rate swap contracts	– 0	–	981,179

Total assets	139,461,774		273,636,137

Liabilities
Due to custodian	529,126		– 0	–
Payable for shares of beneficial interest redeemed	342,066		840,265
Dividends payable	139,142		250,633
Distribution fee payable	53,394		103,434
Advisory fee payable	52,253		57,061
Administrative fee payable	16,933		32,140
Transfer Agent fee payable	3,031		3,144
Payable for investment securities purchased	– 0	–	3,148,110
Accrued expenses	84,669		87,926

Total liabilities	1,220,614		4,522,713

Net Assets	$138,241,160		$269,113,424

Composition of Net Assets
Shares of beneficial interest, at par	$131,071		$243,279
Additional paid-in capital	132,833,864		256,655,662
Undistributed/(distributions in excess of) net investment income	(129,554)		114,894
Accumulated net realized gain on investment transactions	1,181,047		8,626
Net unrealized appreciation on investments	4,224,732		12,090,963

	$138,241,160		$269,113,424

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Pennsylvania Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$104,928,324	9,948,766	$10.55	*

Class B	$4,642,137	440,146	$10.55

Class C	$28,670,699	2,718,156	$10.55

Virginia Portfolio

Class A	$204,516,841	18,477,377	$11.07	*

Class B	$4,751,836	430,048	$11.05

Class C	$59,844,747	5,420,478	$11.04

*	The maximum offering price per share for Class A of Pennsylvania Portfolio and Virginia Portfolio was $10.88 and $11.41, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

	Arizona	Massachusetts
Investment Income
Interest	$9,854,672	$10,224,187

Expenses
Advisory fee (see Note B)	915,668	1,064,012
Distribution fee – Class A	484,499	523,834
Distribution fee – Class B	58,497	62,551
Distribution fee – Class C	361,322	555,807
Transfer agency – Class A	45,861	60,200
Transfer agency – Class B	2,654	3,131
Transfer agency – Class C	11,569	21,093
Custodian	97,533	96,746
Administrative	87,836	87,499
Legal	42,400	41,704
Audit	38,920	40,075
Printing	24,216	34,613
Registration fees	14,426	13,748
Trustees’ fees	6,223	6,368
Miscellaneous	10,008	12,428

Total expenses	2,201,632	2,623,809
Less: expenses waived and reimbursed by the Adviser (see Note B)	(320,601)	(252,093)

Net expenses	1,881,031	2,371,716

Net investment income	7,973,641	7,852,471

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	1,638,661	469,107
Swap contracts	9,278	480,145
Net change in unrealized appreciation/depreciation of:
Investments	832,786	4,629,946
Swap contracts	(80,918)	670,262

Net gain on investment transactions	2,399,807	6,249,460

Net Increase in Net Assets from Operations	$10,373,448	$14,101,931

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Michigan	Minnesota
Investment Income
Interest	$5,223,299	$4,852,852

Expenses
Advisory fee (see Note B)	502,503	544,643
Distribution fee – Class A	218,202	302,226
Distribution fee – Class B	41,881	9,819
Distribution fee – Class C	347,454	193,078
Transfer agency – Class A	40,118	41,201
Transfer agency – Class B	3,150	769
Transfer agency – Class C	21,011	8,956
Administrative	83,723	85,058
Custodian	80,610	75,330
Legal	36,891	42,650
Audit	35,301	36,973
Printing	21,384	15,530
Trustees’ fees	7,729	6,140
Registration fees	6,392	5,651
Miscellaneous	9,764	6,013

Total expenses	1,456,113	1,374,037
Less: expenses waived and reimbursed by the Adviser (see Note B)	(55,738)	(142,724)

Net expenses	1,400,375	1,231,313

Net investment income	3,822,924	3,621,539

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	629,278	459,197
Swap contracts	239,867	132,894
Net change in unrealized appreciation/depreciation of:
Investments	(4,110)	1,711,336
Swap contracts	294,152	162,179

Net gain on investment transactions	1,159,187	2,465,606

Contributions from Adviser (see Note B)	1,157	– 0	–

Net Increase in Net Assets from Operations	$4,983,268	$6,087,145

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Statement of Operations

	New Jersey	Ohio
Investment Income
Interest	$8,540,667	$7,471,458

Expenses
Advisory fee (see Note B)	776,461	735,767
Distribution fee – Class A	388,297	345,767
Distribution fee – Class B	63,483	63,844
Distribution fee – Class C	367,663	418,637
Transfer agency – Class A	62,145	53,002
Transfer agency – Class B	4,207	4,165
Transfer agency – Class C	19,047	21,080
Custodian	91,085	87,885
Administrative	78,368	88,928
Legal	40,443	41,709
Audit	36,985	39,734
Printing	28,901	28,781
Trustees’ fees	6,332	6,420
Registration fees	1,269	5,773
Miscellaneous	8,140	10,387

Total expenses	1,972,826	1,951,879
Less: expenses waived and reimbursed by the Adviser (see Note B)	(169,866)	(224,360)

Net expenses	1,802,960	1,727,519

Net investment income	6,737,707	5,743,939

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	492,101	5,158
Swap contracts	115,759	136,701
Net change in unrealized appreciation/depreciation of:
Investments	4,070,523	1,467,943
Swap contracts	143,372	166,812

Net gain on investment transactions	4,821,755	1,776,614

Net Increase in Net Assets from Operations	$11,559,462	$7,520,553

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Pennsylvania		Virginia
Investment Income
Interest	$6,577,605		$10,790,210

Expenses
Advisory fee (see Note B)	613,283		1,113,208
Distribution fee – Class A	307,673		564,264
Distribution fee – Class B	57,209		56,887
Distribution fee – Class C	280,067		536,029
Transfer agency – Class A	53,687		60,959
Transfer agency – Class B	4,086		2,832
Transfer agency – Class C	16,118		19,345
Custodian	82,538		98,932
Administrative	77,683		100,390
Legal	38,998		41,714
Audit	37,284		41,502
Printing	23,599		31,715
Trustees’ fees	6,145		6,370
Registration fees	3,765		3,508
Miscellaneous	8,467		12,125

Total expenses	1,610,602		2,689,780
Less: expenses waived and reimbursed by the Adviser (see Note B)	(79,800)		(493,605)

Net expenses	1,530,802		2,196,175

Net investment income	5,046,803		8,594,035

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	1,736,393		1,078,494
Swap contracts	– 0	–	247,144
Net change in unrealized appreciation/depreciation of:
Investments	1,721,119		4,275,996
Swap contracts	– 0	–	374,760

Net gain on investment transactions	3,457,512		5,976,394

Net Increase in Net Assets from Operations	$8,504,315		$14,570,429

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets from Operations
Net investment income	$7,973,641	$8,673,229
Net realized gain on investment transactions	1,647,939	273,331
Net change in unrealized appreciation/depreciation of investments	751,868	14,133,888

Net increase in net assets from operations	10,373,448	23,080,448
Dividends to Shareholders from
Net investment income
Class A	(6,568,155)	(7,142,788)
Class B	(197,295)	(397,568)
Class C	(1,217,537)	(1,139,443)
Transactions in Shares of Beneficial Interest
Net decrease	(15,939,948)	(10,801,535)

Total increase (decrease)	(13,549,487)	3,599,114
Net Assets
Beginning of period	215,081,084	211,481,970

End of period (including distributions in excess of net investment income of ($203,403) and ($203,335), respectively)	$201,531,597	$215,081,084

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Massachusetts
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets from Operations
Net investment income	$7,852,471	$6,882,283
Net realized gain on investment transactions	949,252	518,405
Net change in unrealized appreciation/depreciation of investments	5,300,208	12,977,349

Net increase in net assets from operations	14,101,931	20,378,037
Dividends to Shareholders from
Net investment income
Class A	(6,473,211)	(5,609,192)
Class B	(189,623)	(344,628)
Class C	(1,670,937)	(1,328,652)
Transactions in Shares of Beneficial Interest
Net increase	44,917,091	38,119,906

Total increase	50,685,251	51,215,471
Net Assets
Beginning of period	211,477,757	160,262,286

End of period (including distributions in excess of net investment income of ($208,899) and ($207,744), respectively)	$262,163,008	$211,477,757

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Statement of Changes in Net Assets

	Michigan
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets from Operations
Net investment income	$3,822,924	$4,066,986
Net realized gain on investment transactions	869,145	25,316
Net change in unrealized appreciation/depreciation of investments	290,042	7,468,302
Contributions from Adviser (see Note B)	1,157	– 0	–

Net increase in net assets from operations	4,983,268	11,560,604
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,822,665)	(2,835,899)
Class B	(134,203)	(272,201)
Class C	(1,107,126)	(1,162,343)
Transactions in Shares of Beneficial Interest
Net decrease	(3,590,276)	(4,627,681)

Total increase (decrease)	(2,671,002)	2,662,480
Net Assets
Beginning of period	115,128,179	112,465,699

End of period (including distributions in excess of net investment income of ($164,668) and ($168,405), respectively)	$112,457,177	$115,128,179

See notes to financial statements.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Minnesota
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets from Operations
Net investment income	$3,621,539	$3,693,794
Net realized gain on investment transactions	592,091	304,519
Net change in unrealized appreciation/depreciation of investments	1,873,515	6,675,288

Net increase in net assets from operations	6,087,145	10,673,601
Dividends to Shareholders from
Net investment income
Class A	(3,243,863)	(3,216,056)
Class B	(25,137)	(66,725)
Class C	(486,245)	(523,153)
Transactions in Shares of Beneficial Interest
Net increase	13,980,259	11,881,055

Total increase	16,312,159	18,748,722
Net Assets
Beginning of period	113,809,769	95,061,047

End of period (including distributions in excess of net investment income of ($118,377) and ($117,565), respectively)	$130,121,928	$113,809,769

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Statement of Changes in Net Assets

	New Jersey
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,737,707	$6,806,748
Net realized gain (loss) on investment transactions	607,860	(1,139,325)
Net change in unrealized appreciation/depreciation of investments	4,213,895	8,795,621

Net increase in net assets from operations	11,559,462	14,463,044
Dividends to Shareholders from
Net investment income
Class A	(5,370,090)	(5,287,643)
Class B	(218,264)	(390,576)
Class C	(1,265,622)	(1,226,373)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(6,217,459)	3,882,074

Total increase (decrease)	(1,511,973)	11,440,526
Net Assets
Beginning of period	174,232,962	162,792,436

End of period (including distributions in excess of net investment income of ($188,656) and ($188,146), respectively)	$172,720,989	$174,232,962

See notes to financial statements.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Ohio
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets from Operations
Net investment income	$5,743,939	$6,032,613
Net realized gain on investment transactions	141,859	305,417
Net change in unrealized appreciation/depreciation of investments	1,634,755	10,542,492

Net increase in net assets from operations	7,520,553	16,880,522
Dividends to Shareholders from
Net investment income
Class A	(4,382,740)	(4,374,925)
Class B	(198,677)	(426,150)
Class C	(1,299,339)	(1,346,881)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	6,922,334	(4,448,101)

Total increase	8,562,131	6,284,465
Net Assets
Beginning of period	161,403,129	155,118,664

End of period (including distributions in excess of net investment income of ($157,551) and ($157,435), respectively)	$169,965,260	$161,403,129

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Statement of Changes in Net Assets

	Pennsylvania
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets from Operations
Net investment income	$5,046,803	$5,374,692
Net realized gain on investment transactions	1,736,393	166,274
Net change in unrealized appreciation/depreciation of investments	1,721,119	6,849,529

Net increase in net assets from operations	8,504,315	12,390,495
Dividends to Shareholders from
Net investment income
Class A	(3,975,845)	(4,094,307)
Class B	(181,793)	(312,210)
Class C	(889,165)	(968,175)
Transactions in Shares of Beneficial Interest
Net decrease	(3,957,873)	(2,809,400)

Total increase (decrease)	(500,361)	4,206,403
Net Assets
Beginning of period	138,741,521	134,535,118

End of period (including distributions in excess of net investment income of ($129,554) and ($129,554), respectively)	$138,241,160	$138,741,521

See notes to financial statements.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Virginia
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase in Net Assets from Operations
Net investment income	$8,594,035	$7,925,083
Net realized gain on investment transactions	1,325,638	294,408
Net change in unrealized appreciation/depreciation of investments	4,650,756	16,475,737

Net increase in net assets from operations	14,570,429	24,695,228
Dividends to Shareholders from
Net investment income
Class A	(7,033,665)	(6,428,498)
Class B	(174,112)	(299,000)
Class C	(1,633,548)	(1,401,313)
Transactions in Shares of Beneficial Interest
Net increase	29,257,496	28,245,717

Total increase	34,986,600	44,812,134
Net Assets
Beginning of period	234,126,824	189,314,690

End of period (including undistributed net investment income of $114,894 and $115,040, respectively)	$269,113,424	$234,126,824

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”), which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series company currently comprised of eight portfolios: Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Notes to Financial Statements

rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2010:

Arizona Portfolio
Investments in Securities	Level 1		Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$198,090,402	$	– 0 –	$198,090,402

Total Investments in Securities		– 0 –	198,090,402		– 0 –	198,090,402
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	67,688		– 0 –	67,688
Liabilities
Interest Rate Swap Contracts		– 0 –	(186,077)		– 0 –	(186,077)

Total	$	– 0 –	$197,972,013	$	– 0 –	$197,972,013

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Massachusetts Portfolio
Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$241,662,496		$	– 0 –	$241,662,496
Short-Term Municipal Notes		– 0 –	11,655,000			– 0 –	11,655,000

Total Investments in Securities		– 0 –	253,317,496			– 0 –	253,317,496
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	1,944,230			– 0 –	1,944,230
Liabilities		– 0 –	– 0	–		– 0 –	– 0	–

Total	$	– 0 –	$255,261,726		$	– 0 –	$255,261,726

Michigan Portfolio
Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$107,640,820		$	– 0 –	$107,640,820

Total Investments in Securities		– 0 –	107,640,820			– 0 –	107,640,820
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	1,000,366			– 0 –	1,000,366
Liabilities		– 0 –	– 0	–		– 0 –	– 0	–

Total	$	– 0 –	$108,641,186		$	– 0 –	$108,641,186

Minnesota Portfolio
Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$115,835,593		$	– 0 –	$115,835,593
Short-Term Municipal Notes		– 0 –	10,580,000			– 0 –	10,580,000

Total Investments in Securities		– 0 –	126,415,593			– 0 –	126,415,593
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	531,430			– 0 –	531,430
Liabilities		– 0 –	– 0	–		– 0 –	– 0	–

Total	$	– 0 –	$126,947,023		$	– 0 –	$126,947,023

New Jersey Portfolio
Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$170,243,247		$	– 0 –	$170,243,247

Total Investments in Securities		– 0 –	170,243,247			– 0 –	170,243,247
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	475,845			– 0 –	475,845
Liabilities		– 0 –	– 0	–		– 0 –	– 0	–

Total	$	– 0 –	$170,719,092		$	– 0 –	$170,719,092

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Notes to Financial Statements

Ohio Portfolio
Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$162,648,082		$	– 0 –	$162,648,082
Short-Term Municipal Notes		– 0 –	1,075,000			– 0 –	1,075,000

Total Investments in Securities		– 0 –	163,723,082			– 0 –	163,723,082
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	546,613			– 0 –	546,613
Liabilities		– 0 –	– 0	–		– 0 –	– 0	–

Total	$	– 0 –	$164,269,695		$	– 0 –	$164,269,695

Pennsylvania Portfolio
Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$136,054,962		$	– 0 –	$136,054,962

Total Investments in Securities		– 0 –	136,054,962			– 0 –	136,054,962
Other Financial Instruments*		– 0 –	– 0	–		– 0 –	– 0	–

Total	$	– 0 –	$136,054,962		$	– 0 –	$136,054,962

Virginia Portfolio
Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$261,029,858		$	– 0 –	$261,029,858

Total Investments in Securities		– 0 –	261,029,858			– 0 –	261,029,858
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	981,179			– 0 –	981,179
Liabilities		– 0 –	– 0	–		– 0 –	– 0	–

Total	$	– 0 –	$262,011,037		$	– 0 –	$262,011,037

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

During the year ended September 30, 2010, the Adviser reimbursed the Michigan Portfolio $1,157 for trading losses incurred due to a trade entry error.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	107

Notes to Financial Statements

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

Portfolio	Class A	Class B	Class C
Arizona	.78%	1.48%	1.48%
Massachusetts	.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	.90%	1.60%	1.60%
New Jersey	.87%	1.57%	1.57%
Ohio	.85%	1.55%	1.55%
Pennsylvania	.95%	1.65%	1.65%
Virginia	.72%	1.42%	1.42%

For the year ended September 30, 2010, such reimbursement waivers amounted to $320,601, $252,093, $55,738, $142,724, $169,866, $224,360, $79,800 and $493,605 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended September 30, 2010, such fees amounted to $87,836, $87,499, $83,723, $85,058, $78,368, $88,928, $77,683 and $100,390 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2010, such compensation retained by ABIS amounted to: $29,653, $43,997, $33,583, $25,943, $41,123, $36,095, $37,162 and $37,361 for Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

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AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2010 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B	Class C
Arizona	$131		$200		$1,912	$3,970
Massachusetts	– 0	–	1,086		6,549	11,012
Michigan	362		65		2,925	6,025
Minnesota	128		3,080		30	1,365
New Jersey	857		– 0	–	18,928	4,790
Ohio	146		7,065		4,461	1,276
Pennsylvania	89		– 0	–	2,454	1,400
Virginia	714		11,876		1,738	6,113

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,436,530	$1,852,098
Massachusetts	3,391,193	3,501,775
Michigan	3,181,335	4,216,247
Minnesota	2,646,717	2,603,419
New Jersey	5,261,075	3,438,051
Ohio	4,320,713	3,684,165
Pennsylvania	3,570,237	3,279,454
Virginia	3,596,835	2,782,946

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	109

Notes to Financial Statements

fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2010, were as follows:

Portfolio	Purchases	Sales
Arizona	$20,535,629	$35,152,390
Massachusetts	73,835,043	31,089,318
Michigan	5,574,766	10,931,448
Minnesota	41,098,387	23,014,325
New Jersey	22,033,744	15,727,327
Ohio	13,067,415	4,700,090
Pennsylvania	22,341,382	26,781,087
Virginia	55,133,665	17,741,084

There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 2010.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) for the year ended September 30, 2010 are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
Arizona	$191,674,706	$7,579,514	$(1,163,818)	$6,415,696
Massachusetts	239,235,554	15,099,762	(1,017,820)	14,081,942
Michigan	102,864,308	5,340,763	(564,251)	4,776,512
Minnesota	120,950,107	5,539,536	(74,050)	5,465,486
New Jersey	162,819,717	9,153,399	(1,729,869)	7,423,530
Ohio	157,574,592	7,064,066	(915,576)	6,148,490
Pennsylvania	131,830,230	5,425,909	(1,201,177)	4,224,732
Virginia	250,099,206	12,868,880	(1,938,228)	10,930,652

1. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises

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Notes to Financial Statements

from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

For the year ended September 30, 2010, the Portfolios did not engage in futures contracts.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

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Notes to Financial Statements

payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

Each Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio

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to pay or receive a settlement amount in connection with the terminated swap transaction. As of September 30, 2010, the Arizona Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $186,077 at September 30, 2010.

At September 30, 2010, the Portfolios had entered into the following derivatives:

Arizona Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$67,688	Unrealized depreciation on interest rate swap contracts	$186,077

Total		$67,688		$186,077

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$9,278	$(80,918)

Total		$9,278	$(80,918)

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Notes to Financial Statements

For the year ended September 30, 2010, the average monthly notional amount of interest rate swaps was $2,440,000.

Massachusetts Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,944,230

Total		$1,944,230

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$480,145	$670,262

Total		$480,145	$670,262

For the year ended September 30, 2010, the average monthly notional amount of interest rate swaps was $13,100,000.

Michigan Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$1,000,366

Total		$1,000,366

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$239,867	$294,152

Total		$239,867	$294,152

For the year ended September 30, 2010, the average monthly notional amount of interest rate swaps was $6,200,000.

Minnesota Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$531,430

Total		$531,430

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$132,894	$162,179

Total		$132,894	$162,179

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Notes to Financial Statements

For the year ended September 30, 2010, the average monthly notional amount of interest rate swaps was $3,500,000.

New Jersey Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$475,845

Total		$475,845

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$115,759	$143,372

Total		$115,759	$143,372

For the year ended September 30, 2010, the average monthly notional amount of interest rate swaps was $3,000,000.

Ohio Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$546,613

Total		$546,613

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$136,701	$166,812

Total		$136,701	$166,812

For the year ended September 30, 2010, the average monthly notional amount of interest rate swaps was $3,600,000.

Virginia Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$981,179

Total		$981,179

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$247,144	$374,760

Total		$247,144	$374,760

For the year ended September 30, 2010, the average monthly notional amount of interest rate swaps was $7,000,000.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Arizona Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	1,386,384	1,904,239	$15,179,020	$19,647,894

Shares issued in reinvestment of dividends	336,557	385,323	3,678,934	3,983,289

Shares converted from Class B	194,264	638,792	2,122,249	6,621,608

Shares redeemed	(3,313,057)	(3,513,504)	(36,149,801)	(36,073,940)

Net decrease	(1,395,852)	(585,150)	$(15,169,598)	$(5,821,149)

Class B
Shares sold	3,570	22,041	$39,034	$223,475

Shares issued in reinvestment of dividends	12,888	25,765	140,536	264,783

Shares converted to Class A	(194,581)	(639,693)	(2,122,249)	(6,621,608)

Shares redeemed	(88,371)	(146,336)	(965,063)	(1,496,780)

Net decrease	(266,494)	(738,223)	$(2,907,742)	$(7,630,130)

Class C
Shares sold	553,537	702,129	$6,036,899	$7,271,993

Shares issued in reinvestment of dividends	65,384	63,910	713,718	660,487

Shares redeemed	(422,705)	(512,364)	(4,613,225)	(5,282,736)

Net increase	196,216	253,675	$2,137,392	$2,649,744

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Notes to Financial Statements

	Massachusetts Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	4,732,763	6,160,796	$52,210,069	$64,261,757

Shares issued in reinvestment of dividends	307,046	282,292	3,387,569	2,963,953

Shares converted from Class B	196,597	515,680	2,169,093	5,380,523

Shares redeemed	(2,527,182)	(3,275,985)	(27,883,330)	(34,058,146)

Net increase	2,709,224	3,682,783	$29,883,401	$38,548,087

Class B
Shares sold	29,429	105,516	$323,027	$1,098,578

Shares issued in reinvestment of dividends	8,920	23,477	98,325	244,708

Shares converted to Class A	(197,050)	(516,671)	(2,169,093)	(5,380,523)

Shares redeemed	(110,397)	(228,127)	(1,218,841)	(2,356,273)

Net decrease	(269,098)	(615,805)	$(2,966,582)	$(6,393,510)

Class C
Shares sold	2,167,029	1,079,590	$23,848,459	$11,398,808

Shares issued in reinvestment of dividends	108,387	89,156	1,194,412	934,248

Shares redeemed	(635,506)	(614,873)	(7,042,599)	(6,367,727)

Net increase	1,639,910	553,873	$18,000,272	$5,965,329

	Michigan Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	944,052	1,163,192	$10,134,042	$11,857,071

Shares issued in reinvestment of dividends and distributions	180,595	188,864	1,937,491	1,933,317

Shares converted from Class B	138,150	413,512	1,479,075	4,265,322

Shares redeemed	(1,353,398)	(1,636,356)	(14,521,834)	(16,684,889)

Net increase (decrease)	(90,601)	129,212	$(971,226)	$1,370,821

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

	Michigan Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class B
Shares sold	12,560	45,073	$135,155	$452,404

Shares issued in reinvestment of dividends and distributions	9,940	20,836	106,370	211,610

Shares converted to Class A	(138,396)	(414,166)	(1,479,075)	(4,265,322)

Shares redeemed	(89,717)	(176,751)	(962,177)	(1,776,429)

Net decrease	(205,613)	(525,008)	$(2,199,727)	$(5,377,737)

Class C
Shares sold	531,668	585,158	$5,695,213	$6,005,663

Shares issued in reinvestment of dividends and distributions	73,992	82,182	792,800	838,051

Shares redeemed	(645,737)	(733,854)	(6,907,336)	(7,464,479)

Net decrease	(40,077)	(66,514)	$(419,323)	$(620,765)

	Minnesota Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	2,295,077	2,821,773	$23,218,071	$27,267,095

Shares issued in reinvestment of dividends	190,492	188,249	1,930,757	1,829,349

Shares converted from Class B	37,663	170,160	382,495	1,660,364

Shares redeemed	(1,400,169)	(2,150,881)	(14,196,749)	(20,499,475)

Net increase	1,123,063	1,029,301	$11,334,574	$10,257,333

Class B
Shares sold	1,956	6,503	$19,750	$61,894

Shares issued in reinvestment of dividends	1,684	4,565	17,028	43,891

Shares converted to Class A	(37,667)	(170,265)	(382,495)	(1,660,364)

Shares redeemed	(15,185)	(21,177)	(154,845)	(207,658)

Net decrease	(49,212)	(180,374)	$(500,562)	$(1,762,237)

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Notes to Financial Statements

	Minnesota Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class C
Shares sold	608,333	551,203	$6,196,160	$5,314,037

Shares issued in reinvestment of dividends	34,423	37,484	349,107	363,971

Shares redeemed	(335,897)	(239,154)	(3,399,020)	(2,292,049)

Net increase	306,859	349,533	$3,146,247	$3,385,959

	New Jersey Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	1,443,475	4,606,151	$13,767,441	$40,878,429

Shares issued in reinvestment of dividends	255,850	273,743	2,450,632	2,460,656

Shares converted from Class B	271,674	438,458	2,594,437	3,932,321

Shares redeemed	(2,489,943)	(4,419,341)	(23,776,630)	(39,134,205)

Net increase (decrease)	(518,944)	899,011	$(4,964,120)	$8,137,201

Class B
Shares sold	15,916	56,116	$152,156	$498,626

Shares issued in reinvestment of dividends	16,193	30,833	154,829	275,970

Shares converted to Class A	(271,624)	(438,410)	(2,594,437)	(3,932,321)

Shares redeemed	(119,528)	(314,632)	(1,141,057)	(2,791,688)

Net decrease	(359,043)	(666,093)	$(3,428,509)	$(5,949,413)

Class C
Shares sold	574,812	602,215	$5,508,908	$5,447,628

Shares issued in reinvestment of dividends	92,948	97,417	890,941	875,948

Shares redeemed	(441,247)	(519,292)	(4,224,679)	(4,629,290)

Net increase	226,513	180,340	$2,175,170	$1,694,286

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

	Ohio Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	1,767,927	1,598,239	$17,766,498	$15,252,592

Shares issued in reinvestment of dividends	278,911	288,787	2,802,723	2,759,374

Shares converted from Class B	256,168	687,909	2,568,886	6,590,818

Shares redeemed	(1,565,445)	(2,253,377)	(15,731,710)	(21,335,033)

Net increase	737,561	321,558	$7,406,397	$3,267,751

Class B
Shares sold	16,435	44,050	$164,786	$421,611

Shares issued in reinvestment of dividends	16,274	34,342	163,118	326,157

Shares converted to Class A	(256,438)	(688,580)	(2,568,886)	(6,590,818)

Shares redeemed	(107,716)	(286,750)	(1,076,525)	(2,712,494)

Net decrease	(331,445)	(896,938)	$(3,317,507)	$(8,555,544)

Class C
Shares sold	601,639	601,674	$6,051,365	$5,762,545

Shares issued in reinvestment of dividends	91,196	101,821	915,850	972,905

Shares redeemed	(411,498)	(619,902)	(4,133,771)	(5,895,758)

Net increase	281,337	83,593	$2,833,444	$839,692

	Pennsylvania Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	932,071	1,675,270	$9,571,046	$15,878,324

Shares issued in reinvestment of dividends	228,570	253,476	2,352,730	2,441,886

Shares converted from Class B	188,514	385,130	1,935,268	3,703,807

Shares redeemed	(1,419,314)	(1,840,145)	(14,595,766)	(17,472,252)

Net increase (decrease)	(70,159)	473,731	$(736,722)	$4,551,765

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Pennsylvania Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class B
Shares sold	20,934	42,886	$214,841	$410,692

Shares issued in reinvestment of dividends	11,560	21,666	118,886	207,998

Shares converted to Class A	(188,514)	(385,044)	(1,935,268)	(3,703,807)

Shares redeemed	(97,729)	(138,464)	(1,001,391)	(1,318,949)

Net decrease	(253,749)	(458,956)	$(2,602,932)	$(4,404,066)

Class C
Shares sold	230,578	397,286	$2,379,445	$3,809,041

Shares issued in reinvestment of dividends	59,707	69,508	614,585	669,419

Shares redeemed	(351,587)	(782,816)	(3,612,249)	(7,435,559)

Net decrease	(61,302)	(316,022)	$(618,219)	$(2,957,099)

	Virginia Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class A
Shares sold	3,844,511	4,325,141	$41,509,568	$44,241,129

Shares issued in reinvestment of dividends	381,966	364,127	4,125,389	3,706,910

Shares converted from Class B	155,217	431,836	1,679,390	4,347,034

Shares redeemed	(2,365,279)	(2,771,937)	(25,560,367)	(27,841,253)

Net increase	2,016,415	2,349,167	$21,753,980	$24,453,820

Class B
Shares sold	11,214	77,052	$120,553	$782,932

Shares issued in reinvestment of dividends	10,821	19,875	116,493	200,024

Shares converted to Class A	(155,504)	(432,623)	(1,679,390)	(4,347,034)

Shares redeemed	(44,446)	(215,610)	(477,327)	(2,132,588)

Net decrease	(177,915)	(551,306)	$(1,919,671)	$(5,496,666)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

	Virginia Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class C
Shares sold	1,218,547	1,409,045	$13,124,982	$14,476,013

Shares issued in reinvestment of dividends	106,939	94,871	1,152,477	962,202

Shares redeemed	(450,025)	(617,161)	(4,854,272)	(6,149,652)

Net increase	875,461	886,755	$9,423,187	$9,288,563

NOTE F

Risks Involved in Investing in the Fund

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended September 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

Arizona Portfolio	2010	2009
Distributions paid from:
Ordinary income	$54,515	$44,051
Tax-exempt income	7,928,472	8,635,748

Total distributions paid	$7,982,987	$8,679,799

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$8,130
Undistributed net long-term capital gain	1,432,139	(a)
Unrealized appreciation/(depreciation)	6,296,367	(b)

Total accumulated earnings/(deficit)	$7,736,636	(c)

(a)	During the fiscal year ended September 30, 2010, the Portfolio utilized capital loss carryforwards of $201,820.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and a corresponding net decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

Massachusetts Portfolio	2010	2009
Distributions paid from:
Ordinary income	$399,273	$331,649
Tax-exempt income	7,934,498	6,950,823

Total distributions paid	$8,333,771	$7,282,472

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$98,159
Accumulated capital and other losses	(1,798,422	)(a)
Unrealized appreciation/(depreciation)	15,953,637	(b)

Total accumulated earnings/(deficit)	$14,253,374	(c)

(a)

On September 30, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,798,422 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2010, the Portfolio utilized capital loss carryforwards of $394,855.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and a corresponding net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

Michigan Portfolio	2010	2009
Distributions paid from:
Ordinary income	$194,950	$158,857
Tax-exempt income	3,869,044	4,111,586

Total distributions paid	$4,063,994	$4,270,443

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(72,401	)(a)
Unrealized appreciation/(depreciation)	5,716,871	(b)

Total accumulated earnings/(deficit)	$5,644,470	(c)

(a)

On September 30, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $72,401 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2010, the Portfolio utilized capital loss carryforwards of $269,929.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and a contribution from the advisor resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Minnesota Portfolio	2010	2009
Distributions paid from:
Ordinary income	$114,591	$103,144
Tax-exempt income	3,640,654	3,702,790

Total distributions paid	$3,755,245	$3,805,934

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$6,519
Accumulated capital and other losses	(140,036	)(a)
Unrealized appreciation/(depreciation)	5,974,928	(b)

Total accumulated earnings/(deficit)	$5,841,411	(c)

(a)

On September 30, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $140,036 which expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2010, the Portfolio utilized capital loss carryforwards of $459,197.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and a corresponding net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

New Jersey Portfolio	2010	2009
Distributions paid from:
Ordinary income	$118,779	$93,669
Tax-exempt income	6,735,197	6,810,923

Total distributions paid	$6,853,976	$6,904,592

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$18,717
Accumulated capital and other losses	(6,713,248	)(a)
Unrealized appreciation/(depreciation)	7,876,797	(b)

Total accumulated earnings/(deficit)	$1,182,266	(c)

(a)

On September 30, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,713,248 of which $5,617,272 expires in the year 2011, $364,906 expires in the year 2012 and $731,070 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Portfolio had a capital loss carryforward expire in the amount of $4,688,584 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and a capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Ohio Portfolio	2010	2009
Distributions paid from:
Ordinary income	$121,389	$109,110
Tax-exempt income	5,759,367	6,038,846

Total distributions paid	$5,880,756	$6,147,956

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$25,015
Accumulated capital and other losses	(3,652,639	)(a)
Unrealized appreciation/(depreciation)	6,672,486	(b)

Total accumulated earnings/(deficit)	$3,044,862	(c)

(a)

On September 30, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $3,652,639 of which $3,615,034 expires in the year 2011 and $37,605 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2010, the Portfolio utilized capital loss carryforwards of $5,158.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and a corresponding net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

Pennsylvania Portfolio	2010	2009
Distributions paid from:
Ordinary income	$51,805	$59,729
Tax-exempt income	4,994,998	5,314,963

Total distributions paid	$5,046,803	$5,374,692

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$9,588
Undistributed net long-term capital gain	1,181,047	(a)
Unrealized appreciation/(depreciation)	4,224,732

Total accumulated earnings/(deficit)	$5,415,367	(b)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

(a)	During the fiscal year ended September 30, 2010, the Portfolio utilized capital loss carryforwards of $554,258.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

Virginia Portfolio	2010	2009
Distributions paid from:
Ordinary income	$219,714	$177,675
Tax-exempt income	8,621,611	7,951,136

Total distributions paid	$8,841,325	$8,128,811

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$385,804
Undistributed net long-term capital gain	187,758	(a)
Unrealized appreciation/(depreciation)	11,891,553	(b)

Total accumulated earnings/(deficit)	$12,465,115	(c)

(a)	During the fiscal year ended September 30, 2010, the Portfolio utilized capital loss carryforwards of $825,324.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income and a corresponding net decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Arizona Portfolio
	Class A
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.02		$ 10.28	$ 10.93	$ 11.07	$ 11.06

Income From Investment Operations
Net investment income(a)(b)	.44		.45	.44	.44	.45
Net realized and unrealized gain (loss) on investment transactions	.15		.74	(.65)	(.14)	.01

Net increase (decrease) in net asset value from operations	.59		1.19	(.21)	.30	.46

Less: Dividends
Dividends from net investment income	(.44)		(.45)	(.44)	(.44)	(.45)

Net asset value, end of period	$ 11.17		$ 11.02	$ 10.28	$ 10.93	$ 11.07

Total Return
Total investment return based on net asset value(c)	5.55%		11.97%	(2.08)%	2.78%	4.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,374		$172,697	$166,997	$141,882	$138,880
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(d)	.78%	.78%	.78%	.78	%(d)
Expenses, before waivers/reimbursements	.94	%(d)	.93%	.93%	.96%	.95	%(d)
Net investment income(a)	4.06	%(d)	4.38%	4.02%	4.03%	4.11	%(d)
Portfolio turnover rate	10%		7%	25%	8%	20%

See footnote summary on page 156.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Arizona Portfolio
	Class B
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.01		$ 10.26	$ 10.91	$ 11.05	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.37		.38	.36	.37	.38
Net realized and unrealized gain (loss) on investment transactions	.14		.75	(.65)	(.15)	– 0	–

Net increase (decrease) in net asset value from operations	.51		1.13	(.29)	.22	.38

Less: Dividends
Dividends from net investment income	(.37)		(.38)	(.36)	(.36)	(.37)

Net asset value, end of period	$ 11.15		$ 11.01	$ 10.26	$ 10.91	$ 11.05

Total Return
Total investment return based on net asset value(c)	4.74%		11.32%	(2.76)%	2.07%	3.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,535		$7,409	$14,485	$36,136	$52,070
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%(d)	1.48%	1.48%	1.48%	1.48	%(d)
Expenses, before waivers/reimbursements	1.65	%(d)	1.65%	1.66%	1.67%	1.66	%(d)
Net investment income(a)	3.37	%(d)	3.70%	3.32%	3.33%	3.42	%(d)
Portfolio turnover rate	10%		7%	25%	8%	20%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Arizona Portfolio
	Class C
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.01		$ 10.26	$ 10.91	$ 11.05	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.37		.38	.36	.37	.37
Net realized and unrealized gain (loss) on investment transactions	.14		.75	(.65)	(.14)	.01

Net increase (decrease) in net asset value from operations	.51		1.13	(.29)	.23	.38

Less: Dividends
Dividends from net investment income	(.37)		(.38)	(.36)	(.37)	(.37)

Net asset value, end of period	$ 11.15		$ 11.01	$ 10.26	$ 10.91	$ 11.05

Total Return
Total investment return based on net asset value(c)	4.74%		11.32%	(2.76)%	2.07%	3.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,623		$34,975	$30,000	$26,474	$25,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%(d)	1.48%	1.48%	1.48%	1.48	%(d)
Expenses, before waivers/reimbursements	1.64	%(d)	1.64%	1.64%	1.66%	1.65	%(d)
Net investment income(a)	3.37	%(d)	3.68%	3.33%	3.34%	3.42	%(d)
Portfolio turnover rate	10%		7%	25%	8%	20%

See footnote summary on page 156.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.08	$ 10.36	$ 10.81	$ 10.94	$ 10.96

Income From Investment Operations
Net investment income(a)(b)	.39	.42	.42	.44	.45
Net realized and unrealized gain (loss) on investment transactions	.26	.74	(.43)	(.13)	(.02)
Contributions from Adviser	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.65	1.16	(.01)	.31	.43

Less: Dividends
Dividends from net investment income	(.41)	(.44)	(.44)	(.44)	(.45)

Net asset value, end of period	$ 11.32	$ 11.08	$ 10.36	$ 10.81	$ 10.94

Total Return
Total investment return based on net asset value(c)	6.02%	11.50%	(.22)%	2.92%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192,427	$158,368	$109,951	$74,341	$63,120
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82	%(d)	.82%	.82%	.82%	.88	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	.82	%(d)	.82%	.82%	.82%	.82	%(d)
Expenses, before waivers/reimbursements	.93	%(d)	.95%	1.01%	1.06%	1.09	%(d)
Expenses, before waivers/reimbursements, excluding interest expense	.93	%(d)	.95%	1.01%	1.06%	1.03	%(d)
Net investment income(a)	3.50	%(d)	3.96%	3.90%	4.08%	4.18	%(d)
Portfolio turnover rate	14%	7%	32%	11%	25%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.06	$ 10.34	$ 10.79	$ 10.92	$ 10.94

Income From Investment Operations
Net investment income(a)(b)	.31	.34	.34	.37	.38
Net realized and unrealized gain (loss) on investment transactions	.25	.75	(.43)	(.13)	(.02)
Contributions from Adviser	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56	1.09	(.09)	.24	.36

Less: Dividends
Dividends from net investment income	(.33)	(.37)	(.36)	(.37)	(.38)

Net asset value, end of period	$ 11.29	$ 11.06	$ 10.34	$ 10.79	$ 10.92

Total Return
Total investment return based on net asset value(c)	5.21%	10.75%	(.91)%	2.21%	3.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,725	$7,600	$13,477	$25,209	$41,221
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%(d)	1.52%	1.52%	1.52%	1.58	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.52	%(d)	1.52%	1.52%	1.52%	1.52	%(d)
Expenses, before waivers/reimbursements	1.64	%(d)	1.67%	1.73%	1.77%	1.81	%(d)
Expenses, before waivers/reimbursements, excluding interest expense	1.64	%(d)	1.67%	1.73%	1.77%	1.75	%(d)
Net investment income(a)	2.82	%(d)	3.29%	3.23%	3.38%	3.49	%(d)
Portfolio turnover rate	14%	7%	32%	11%	25%
See footnote summary on page 156.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Massachusetts Portfolio
Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.06	$ 10.34	$ 10.79	$ 10.92	$ 10.94

Income From Investment Operations
Net investment income(a)(b)	.31	.34	.34	.37	.38
Net realized and unrealized gain (loss) on investment transactions	.26	.75	(.43)	(.13)	(.02)
Contributions from Adviser	– 0	–	– 0	–	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57	1.09	(.09)	.24	.36

Less: Dividends
Dividends from net investment income	(.33)	(.37)	(.36)	(.37)	(.38)

Net asset value, end of period	$ 11.30	$ 11.06	$ 10.34	$ 10.79	$ 10.92

Total Return
Total investment return based on net asset value(c)	5.29%	10.75%	(.91)%	2.22%	3.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,011	$45,510	$36,834	$34,479	$38,001
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%(d)	1.52%	1.52%	1.52%	1.58	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.52	%(d)	1.52%	1.52%	1.52%	1.52	%(d)
Expenses, before waivers/reimbursements	1.63	%(d)	1.66%	1.72%	1.76%	1.80	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.63	%(d)	1.66%	1.72%	1.76%	1.74	%(d)
Net investment income(a)	2.80	%(d)	3.27%	3.22%	3.39%	3.49	%(d)
Portfolio turnover rate	14%	7%	32%	11%	25%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.79	$ 10.11	$ 10.74	$ 10.91	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.39	.40	.40	.42	.43
Net realized and unrealized gain (loss) on investment transactions	.13	.70	(.60)	(.12)	.03
Contributions from Adviser	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	1.10	(.20)	.30	.46

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.42)	(.41)	(.42)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.05)	(.01)

Total dividends and distributions	(.42)	(.42)	(.43)	(.47)	(.43)

Net asset value, end of period	$ 10.89	$ 10.79	$ 10.11	$ 10.74	$ 10.91

Total Return
Total investment return based on net asset value(c)	4.92%	11.18%	(1.97)%	2.75%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,445	$73,799	$67,798	$63,989	$64,920
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.01	%(d)	1.01%	1.01%	1.01%	.98	%(d)
Expenses, before waivers/reimbursements	1.06	%(d)	1.07%	1.06%	1.10%	1.04	%(d)
Net investment income(a)	3.67	%(d)	3.93%	3.77%	3.87%	3.92	%(d)
Portfolio turnover rate	5%	11%	13%	2%	17%

See footnote summary on page 156.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.77	$ 10.09	$ 10.72	$ 10.89	$ 10.86

Income From Investment Operations
Net investment income(a)(b)	.32	.33	.32	.34	.35
Net realized and unrealized gain (loss) on investment transactions	.12	.70	(.59)	(.12)	.04
Contributions from Adviser	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44	1.03	(.27)	.22	.39

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.35)	(.34)	(.34)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.05)	(.01)

Total dividends and distributions	(.34)	(.35)	(.36)	(.39)	(.36)

Net asset value, end of period	$ 10.87	$ 10.77	$ 10.09	$ 10.72	$ 10.89

Total Return
Total investment return based on net asset value(c)	4.17%	10.45%	(2.65)%	2.04%	3.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,235	$5,424	$10,378	$20,524	$30,813
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71	%(d)	1.71%	1.71%	1.71%	1.69	%(d)
Expenses, before waivers/reimbursements	1.78	%(d)	1.79%	1.78%	1.81%	1.75	%(d)
Net investment income(a)	2.99	%(d)	3.25%	3.08%	3.17%	3.23	%(d)
Portfolio turnover rate	5%	11%	13%	2%	17%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Michigan Portfolio
Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.78	$ 10.09	$ 10.73	$ 10.89	$ 10.87

Income From Investment Operations
Net investment income(a)(b)	.32	.33	.33	.34	.35
Net realized and unrealized gain (loss) on investment transactions	.11	.71	(.61)	(.11)	.03
Contributions from Adviser	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.43	1.04	(.28)	.23	.38

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.35)	(.34)	(.34)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.05)	(.01)

Total dividends and distributions	(.34)	(.35)	(.36)	(.39)	(.36)

Net asset value, end of period	$ 10.87	$ 10.78	$ 10.09	$ 10.73	$ 10.89

Total Return
Total investment return based on net asset value(c)	4.10%	10.54%	(2.74)%	2.13%	3.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,777	$35,905	$34,290	$37,755	$41,274
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71	%(d)	1.71%	1.71%	1.71%	1.68	%(d)
Expenses, before waivers/reimbursements	1.76	%(d)	1.78%	1.76%	1.81%	1.74	%(d)
Net investment income(a)	2.97	%(d)	3.24%	3.08%	3.17%	3.23	%(d)
Portfolio turnover rate	5%	11%	13%	2%	17%

See footnote summary on page 156.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Minnesota Portfolio
	Class A
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.17		$ 9.51	$ 10.05	$ 10.20	$ 10.19

Income From Investment Operations
Net investment income(a)(b)	.32		.37	.39	.41	.42
Net realized and unrealized gain (loss) on investment transactions	.19		.67	(.53)	(.15)	.01

Net increase (decrease) in net asset value from operations	.51		1.04	(.14)	.26	.43

Less: Dividends
Dividends from net investment income	(.33)		(.38)	(.40)	(.41)	(.42)

Net asset value, end of period	$ 10.35		$ 10.17	$ 9.51	$ 10.05	$ 10.20

Total Return
Total investment return based on net asset value(c)	5.10%		11.20%	(1.53)%	2.58%	4.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,206		$93,916	$78,064	$73,400	$71,172
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.90%	.90%	.90%	.97	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	.90	%(d)	.90%	.90%	.90%	.90	%(d)
Expenses, before waivers/reimbursements	1.02	%(d)	1.07%	1.10%	1.16%	1.17	%(d)
Expenses, before waivers/reimbursements, excluding interest expense	1.02	%(d)	1.07%	1.10%	1.16%	1.10	%(d)
Net investment income(a)	3.11	%(d)	3.79%	3.93%	4.03%	4.10	%(d)
Portfolio turnover rate	22%		1%	7%	1%	13%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Minnesota Portfolio
	Class B
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.17		$ 9.51	$ 10.05	$ 10.20	$ 10.19

Income From Investment Operations
Net investment income(a)(b)	.25		.30	.32	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.19		.67	(.53)	(.15)	.01

Net increase (decrease) in net asset value from operations	.44		.97	(.21)	.19	.35

Less: Dividends
Dividends from net investment income	(.26)		(.31)	(.33)	(.34)	(.34)

Net asset value, end of period	$ 10.35		$ 10.17	$ 9.51	$ 10.05	$ 10.20

Total Return
Total investment return based on net asset value(c)	4.39%		10.43%	(2.21)%	1.86%	3.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$676		$1,165	$2,805	$6,571	$10,577
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(d)	1.60%	1.60%	1.60%	1.67	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.60	%(d)	1.60%	1.60%	1.60%	1.60	%(d)
Expenses, before waivers/reimbursements	1.76	%(d)	1.81%	1.81%	1.87%	1.88	%(d)
Expenses, before waivers/reimbursements, excluding interest expense	1.76	%(d)	1.81%	1.81%	1.87%	1.81	%(d)
Net investment income(a)	2.45	%(d)	3.19%	3.21%	3.33%	3.41	%(d)
Portfolio turnover rate	22%		1%	7%	1%	13%

See footnote summary on page 156.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Minnesota Portfolio
	Class C
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.18		$ 9.52	$ 10.06	$ 10.21	$ 10.20

Income From Investment Operations
Net investment income(a)(b)	.24		.30	.32	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.20		.67	(.53)	(.15)	.01

Net increase (decrease) in net asset value from operations	.44		.97	(.21)	.19	.35

Less: Dividends
Dividends from net investment income	(.26)		(.31)	(.33)	(.34)	(.34)

Net asset value, end of period	$ 10.36		$ 10.18	$ 9.52	$ 10.06	$ 10.21

Total Return
Total investment return based on net asset value(c)	4.37%		10.42%	(2.21)%	1.86%	3.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,240		$18,729	$14,192	$13,818	$15,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(d)	1.60%	1.60%	1.60%	1.67	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.60	%(d)	1.60%	1.60%	1.60%	1.60	%(d)
Expenses, before waivers/reimbursements	1.72	%(d)	1.78%	1.80%	1.86%	1.87	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.72	%(d)	1.78%	1.80%	1.86%	1.80	%(d)
Net investment income(a)	2.41	%(d)	3.07%	3.22%	3.33%	3.40	%(d)
Portfolio turnover rate	22%		1%	7%	1%	13%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.55		$ 9.13	$ 9.76	$ 9.93	$ 9.90

Income From Investment Operations
Net investment income(a)(b)	.39		.40	.40	.42	.42
Net realized and unrealized gain (loss) on investment transactions	.28		.43	(.63)	(.17)	.03

Net increase (decrease) in net asset value from operations	.67		.83	(.23)	.25	.45

Less: Dividends
Dividends from net investment income	(.40)		(.41)	(.40)	(.42)	(.42)

Net asset value, end of period	$ 9.82		$ 9.55	$ 9.13	$ 9.76	$ 9.93

Total Return
Total investment return based on net asset value(c)	7.17%		9.45%	(2.46)%	2.52%	4.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,078		$130,515	$116,562	$101,138	$83,088
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87	%(d)	.87%	.87%	.94%	1.01	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	.87	%(d)	.87%	.87%	.87%	.87	%(d)
Expenses, before waivers/reimbursements	.97	%(d)	.99%	.99%	1.10%	1.15	%(d)
Expenses, before waivers/reimbursements, excluding interest expense	.97	%(d)	.99%	.99%	1.03%	1.01	%(d)
Net investment income(a)	4.08	%(d)	4.48%	4.15%	4.23%	4.25	%(d)
Portfolio turnover rate	9%		8%	32%	6%	6%

See footnote summary on page 156.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.55		$ 9.13	$ 9.76	$ 9.93	$ 9.90

Income From Investment Operations
Net investment income(a)(b)	.32		.34	.33	.35	.35
Net realized and unrealized gain (loss) on investment transactions	.28		.43	(.62)	(.17)	.03

Net increase (decrease) in net asset value from operations	.60		.77	(.29)	.18	.38

Less: Dividends
Dividends from net investment income	(.33)		(.35)	(.34)	(.35)	(.35)

Net asset value, end of period	$ 9.82		$ 9.55	$ 9.13	$ 9.76	$ 9.93

Total Return
Total investment return based on net asset value(c)	6.43%		8.69%	(3.14)%	1.80%	3.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,878		$8,174	$13,898	$27,275	$42,766
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57	%(d)	1.57%	1.57%	1.64%	1.71	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.57	%(d)	1.57%	1.57%	1.57%	1.57	%(d)
Expenses, before waivers/reimbursements	1.68	%(d)	1.71%	1.72%	1.81%	1.86	%(d)
Expenses, before waivers/reimbursements, excluding interest expense	1.68	%(d)	1.71%	1.72%	1.74%	1.72	%(d)
Net investment income(a)	3.37	%(d)	3.82%	3.44%	3.52%	3.55	%(d)
Portfolio turnover rate	9%		8%	32%	6%	6%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.56		$ 9.13	$ 9.76	$ 9.93	$ 9.90

Income From Investment Operations
Net investment income(a)(b)	.32		.34	.33	.35	.35
Net realized and unrealized gain (loss) on investment transactions	.27		.44	(.62)	(.17)	.03

Net increase (decrease) in net asset value from operations	.59		.78	(.29)	.18	.38

Less: Dividends
Dividends from net investment income	(.33)		(.35)	(.34)	(.35)	(.35)

Net asset value, end of period	$ 9.82		$ 9.56	$ 9.13	$ 9.76	$ 9.93

Total Return
Total investment return based on net asset value(c)	6.31%		8.81%	(3.14)%	1.80%	3.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,765		$35,544	$32,332	$33,031	$34,042
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57	%(d)	1.57%	1.57%	1.63%	1.71	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.57	%(d)	1.57%	1.57%	1.57%	1.57	%(d)
Expenses, before waivers/reimbursements	1.67	%(d)	1.69%	1.70%	1.80%	1.85	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.67	%(d)	1.69%	1.70%	1.74%	1.71	%(d)
Net investment income(a)	3.38	%(d)	3.78%	3.44%	3.52%	3.55	%(d)
Portfolio turnover rate	9%		8%	32%	6%	6%

See footnote summary on page 156.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Ohio Portfolio
	Class A
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.12		$ 9.44	$ 10.06	$ 10.16	$ 10.14

Income From Investment Operations
Net investment income(a)(b)	.37		.40	.40	.40	.41
Net realized and unrealized gain (loss) on investment transactions	.11		.69	(.62)	(.10)	.02

Net increase (decrease) in net asset value from operations	.48		1.09	(.22)	.30	.43

Less: Dividends
Dividends from net investment income	(.38)		(.41)	(.40)	(.40)	(.41)

Net asset value, end of period	$ 10.22		$ 10.12	$ 9.44	$ 10.06	$ 10.16

Total Return
Total investment return based on net asset value(c)	4.89%		11.84%	(2.33)%	3.05%	4.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,702		$112,101	$101,481	$93,801	$87,902
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(d)	.85%	.85%	.85%	.85	%(d)
Expenses, before waivers/reimbursements	.99	%(d)	.99%	1.00%	1.01%	.98	%(d)
Net investment income(a)	3.72	%(d)	4.18%	3.97%	4.00%	4.12	%(d)
Portfolio turnover rate	3%		3%	7%	4%	11%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Ohio Portfolio
	Class B
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.11		$ 9.43	$ 10.05	$ 10.15	$ 10.13

Income From Investment Operations
Net investment income(a)(b)	.30		.33	.32	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.11		.69	(.61)	(.10)	.02

Net increase (decrease) in net asset value from operations	.41		1.02	(.29)	.23	.36

Less: Dividends
Dividends from net investment income	(.31)		(.34)	(.33)	(.33)	(.34)

Net asset value, end of period	$ 10.21		$ 10.11	$ 9.43	$ 10.05	$ 10.15

Total Return
Total investment return based on net asset value(c)	4.18%		11.08%	(3.02)%	2.34%	3.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,991		$8,294	$16,192	$29,436	$41,802
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(d)	1.55%	1.55%	1.55%	1.55	%(d)
Expenses, before waivers/reimbursements	1.71	%(d)	1.71%	1.72%	1.72%	1.69	%(d)
Net investment income(a)	3.03	%(d)	3.50%	3.26%	3.30%	3.42	%(d)
Portfolio turnover rate	3%		3%	7%	4%	11%

See footnote summary on page 156.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Ohio Portfolio
	Class C
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.12		$ 9.43	$ 10.06	$ 10.16	$ 10.13

Income From Investment Operations
Net investment income(a)(b)	.30		.33	.33	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.10		.70	(.63)	(.10)	.03

Net increase (decrease) in net asset value from operations	.40		1.03	(.30)	.23	.37

Less: Dividends
Dividends from net investment income	(.31)		(.34)	(.33)	(.33)	(.34)

Net asset value, end of period	$ 10.21		$ 10.12	$ 9.43	$ 10.06	$ 10.16

Total Return
Total investment return based on net asset value(c)	4.06%		11.19%	(3.11)%	2.33%	3.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,272		$41,008	$37,446	$40,087	$44,023
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(d)	1.55%	1.55%	1.55%	1.55	%(d)
Expenses, before waivers/reimbursements	1.69	%(d)	1.70%	1.71%	1.71%	1.68	%(d)
Net investment income(a)	3.02	%(d)	3.48%	3.27%	3.31%	3.42	%(d)
Portfolio turnover rate	3%		3%	7%	4%	11%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class A
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.28		$ 9.75	$ 10.44	$ 10.58	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.40		.41	.41	.41	.42
Net realized and unrealized gain (loss) on investment transactions	.27		.53	(.69)	(.14)	.05

Net increase (decrease) in net asset value from operations	.67		.94	(.28)	.27	.47

Less: Dividends
Dividends from net investment income	(.40)		(.41)	(.41)	(.41)	(.42)

Net asset value, end of period	$ 10.55		$ 10.28	$ 9.75	$ 10.44	$ 10.58

Total Return
Total investment return based on net asset value(c)	6.67%		10.00%	(2.80)%	2.60%	4.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,928		$103,024	$93,096	$92,626	$81,151
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%(d)	.95%	.95%	.95%	1.05	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	.95	%(d)	.95%	.95%	.95%	.95	%(d)
Expenses, before waivers/ reimbursements	1.01	%(d)	1.03%	1.03%	1.03%	1.11	%(d)
Expenses, before waivers/ reimbursements, excluding interest expense	1.01	%(d)	1.03%	1.03%	1.03%	1.01	%(d)
Net investment income(a)	3.88	%(d)	4.25%	3.99%	3.92%	4.00	%(d)
Portfolio turnover rate	17%		9%	9%	8%	23%

See footnote summary on page 156.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class B
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.28		$ 9.75	$ 10.44	$ 10.58	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.33		.34	.34	.34	.35
Net realized and unrealized gain (loss) on investment transactions	.27		.53	(.69)	(.14)	.05

Net increase (decrease) in net asset value from operations	.60		.87	(.35)	.20	.40

Less: Dividends
Dividends from net investment income	(.33)		(.34)	(.34)	(.34)	(.35)

Net asset value, end of period	$ 10.55		$ 10.28	$ 9.75	$ 10.44	$ 10.58

Total Return
Total investment return based on net asset value(c)	5.93%		9.24%	(3.48)%	1.89%	3.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,642		$7,135	$11,245	$21,329	$33,448
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(d)	1.65%	1.65%	1.65%	1.75	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.65	%(d)	1.65%	1.65%	1.65%	1.65	%(d)
Expenses, before waivers/ reimbursements	1.73	%(d)	1.75%	1.75%	1.74%	1.82	%(d)
Expenses, before waivers/ reimbursements, excluding interest expense	1.73	%(d)	1.75%	1.75%	1.74%	1.72	%(d)
Net investment income(a)	3.18	%(d)	3.57%	3.27%	3.21%	3.31	%(d)
Portfolio turnover rate	17%		9%	9%	8%	23%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class C
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.28		$ 9.75	$ 10.44	$ 10.58	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.33		.34	.34	.34	.35
Net realized and unrealized gain (loss) on investment transactions	.27		.53	(.69)	(.14)	.05

Net increase (decrease) in net asset value from operations	.60		.87	(.35)	.20	.40

Less: Dividends
Dividends from net investment income	(.33)		(.34)	(.34)	(.34)	(.35)

Net asset value, end of period	$ 10.55		$ 10.28	$ 9.75	$ 10.44	$ 10.58

Total Return
Total investment return based on net asset value(c)	5.93%		9.24%	(3.48)%	1.89%	3.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,671		$28,583	$30,194	$31,295	$34,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(d)	1.65%	1.65%	1.65%	1.75	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.65	%(d)	1.65%	1.65%	1.65%	1.65	%(d)
Expenses, before waivers/ reimbursements	1.71	%(d)	1.73%	1.74%	1.74%	1.82	%(d)
Expenses, before waivers/ reimbursements excluding interest expense	1.71	%(d)	1.73%	1.74%	1.74%	1.72	%(d)
Net investment income(a)	3.17	%(d)	3.55%	3.29%	3.22%	3.30	%(d)
Portfolio turnover rate	17%		9%	9%	8%	23%

See footnote summary on page 156.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Virginia Portfolio
	Class A
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.84		$ 10.01	$ 10.68	$ 10.84	$ 10.82

Income From Investment Operations
Net investment income(a)(b)	.39		.42	.43	.45	.47
Net realized and unrealized gain (loss) on investment transactions	.24		.85	(.66)	(.16)	.02

Net increase (decrease) in net asset value from operations	.63		1.27	(.23)	.29	.49

Less: Dividends
Dividends from net investment income	(.40)		(.44)	(.44)	(.45)	(.47)

Net asset value, end of period	$ 11.07		$ 10.84	$ 10.01	$ 10.68	$ 10.84

Total Return
Total investment return based on net asset value(c)	6.00%		13.03%	(2.33)%	2.72%	4.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$204,517		$178,412	$141,216	$119,858	$109,343
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.72	%(d)	.72%	.72%	.72%	.73	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	.72	%(d)	.72%	.72%	.72%	.72	%(d)
Expenses, before waivers/ reimbursements	.92	%(d)	.94%	.96%	.99%	1.01	%(d)
Expenses, before waivers/ reimbursements, excluding interest expense	.92	%(d)	.94%	.96%	.99%	1.00	%(d)
Net investment income(a)	3.64	%(d)	4.17%	4.07%	4.19%	4.33	%(d)
Portfolio turnover rate	8%		9%	26%	15%	31%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Virginia Portfolio
	Class B
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.82		$ 9.99	$ 10.66	$ 10.82	$ 10.80

Income From Investment Operations
Net investment income(a)(b)	.32		.35	.35	.38	.39
Net realized and unrealized gain (loss) on investment transactions	.24		.85	(.66)	(.17)	.02

Net increase (decrease) in net asset value from operations	.56		1.20	(.31)	.21	.41

Less: Dividends
Dividends from net investment income	(.33)		(.37)	(.36)	(.37)	(.39)

Net asset value, end of period	$ 11.05		$ 10.82	$ 9.99	$ 10.66	$ 10.82

Total Return
Total investment return based on net asset value(c)	5.29%		12.27%	(3.02)%	2.01%	3.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,752		$6,578	$11,582	$23,486	$37,006
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42	%(d)	1.42%	1.42%	1.42%	1.43	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.42	%(d)	1.42%	1.42%	1.42%	1.42	%(d)
Expenses, before waivers/ reimbursements	1.64	%(d)	1.67%	1.67%	1.69%	1.72	%(d)
Expenses, before waivers/ reimbursements, excluding interest expense	1.64	%(d)	1.67%	1.67%	1.69%	1.71	%(d)
Net investment income(a)	2.96	%(d)	3.55%	3.37%	3.49%	3.64	%(d)
Portfolio turnover rate	8%		9%	26%	15%	31%

See footnote summary on page 156.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Virginia Portfolio
	Class C
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.81		$ 9.98	$ 10.66	$ 10.81	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.32		.35	.36	.38	.39
Net realized and unrealized gain (loss) on investment transactions	.24		.85	(.68)	(.16)	.02

Net increase (decrease) in net asset value from operations	.56		1.20	(.32)	.22	.41

Less: Dividends
Dividends from net investment income	(.33)		(.37)	(.36)	(.37)	(.39)

Net asset value, end of period	$ 11.04		$ 10.81	$ 9.98	$ 10.66	$ 10.81

Total Return
Total investment return based on net asset value(c)	5.29%		12.28%	(3.11)%	2.11%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,844		$49,137	$36,517	$35,516	$34,544
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42	%(d)	1.42%	1.42%	1.42%	1.43	%(d)
Expenses, net of waivers/reimbursements, excluding interest expense	1.42	%(d)	1.42%	1.42%	1.42%	1.42	%(d)
Expenses, before waivers/ reimbursements	1.62	%(d)	1.65%	1.66%	1.69%	1.71	%(d)
Expenses, before waivers/ reimbursements excluding interest expense	1.62	%(d)	1.65%	1.66%	1.69%	1.70	%(d)
Net investment income(a)	2.95	%(d)	3.48%	3.38%	3.50%	3.64	%(d)
Portfolio turnover rate	8%		9%	26%	15%	31%

See footnote summary on page 156.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Financial Highlights

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

See notes to financial statements.

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios and Board of Trustees of

AllianceBernstein Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund II (the “Fund”) (comprising, respectively, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios; the “Portfolios”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the AllianceBernstein Municipal Income Fund II at September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2010

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each Portfolio during the taxable year ended September 30, 2010.

Each Portfolio designates the following amounts as exempt-interest dividends for the year ended September 30, 2010:

Portfolio	Exempt-Interest Dividends
Arizona	$7,928,472
Massachusetts	7,934,498
Michigan	3,869,044
Minnesota	3,640,654
New Jersey	6,735,197
Ohio	5,759,367
Pennsylvania	4,994,998
Virginia	8,621,611

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

2010 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Wayne Godlin(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent(3)

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III, Wayne Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

(3)	Prior to October 1, 2009, Bank of New York acted as the Fund’s Custodian and Accounting Agent.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., # + Chairman of the Board 78 (1998)

Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 68 (1998)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	95	None

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		95	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		95	Xilinx, Inc. (programmable logic semi- conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	95	None

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 50	President and Chief Executive Officer

Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 49	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Douglas J. Peebles 45	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Michael G. Brooks 62	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Fred S. Cohen 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Wayne Godlin 49	Vice President	Senior Vice President of the Adviser,** since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2005.

166	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Terrance T. Hults 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios:2

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AOD”) between the Adviser and the New York State Attorney General (“the NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios, which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

168	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Trust
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	-Arizona Portfolio -Massachusetts Portfolio -Michigan Portfolio -Minnesota Portfolio -New Jersey Portfolio -Ohio Portfolio -Pennsylvania Portfolio -Virginian Portfolio

The Portfolios’ net assets on September 30, 2009 and September 30, 2008 are set forth below:

Portfolio	September 30, 2009 Net Assets ($MM)	September 30, 2008 Net Assets ($MM)
Arizona Portfolio	$215.2	$212.2
Massachusetts Portfolio	$211.8	$160.0
Michigan Portfolio	$115.2	$112.6
Minnesota Portfolio	$113.8	$95.3
New Jersey Portfolio	$174.0	$162.8
Ohio Portfolio	$161.5	$155.1
Pennsylvania Portfolio	$138.9	$134.8
Virginia Portfolio	$234.2	$189.4

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$90,500	0.04%
Massachusetts Portfolio	$92,500	0.06%
Michigan Portfolio	$92,500	0.08%
Minnesota Portfolio	$92,500	0.09%
New Jersey Portfolio	$92,500	0.06%
Ohio Portfolio	$92,500	0.06%
Pennsylvania Portfolio	$92,500	0.06%
Virginia Portfolio[5]	$92,500	0.05%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (3/31/09)		Fiscal Year End
Arizona Portfolio	Class A Class B Class C	0.78 1.48 1.48	% % %	0.94 1.65 1.64	% % %	September 30

Massachusetts Portfolio	Class A Class B Class C	0.82 1.52 1.52	% % %	0.96 1.68 1.67	% % %	September 30

Michigan Portfolio	Class A Class B Class C	1.01 1.71 1.71	% % %	1.08 1.80 1.79	% % %	September 30

Minnesota Portfolio	Class A Class B Class C	0.90 1.60 1.60	% % %	1.11 1.84 1.81	% % %	September 30

New Jersey Portfolio	Class A Class B Class C	0.87 1.57 1.57	% % %	1.00 1.72 1.71	% % %	September 30

5	The Adviser waived the amount in its entirety.

170	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (3/31/09)		Fiscal Year End
Ohio Portfolio	Class A Class B Class C	0.85 1.55 1.55	% % %	1.00 1.72 1.71	% % %	September 30

Pennsylvania Portfolio	Class A Class B Class C	0.95 1.65 1.65	% % %	1.05 1.77 1.75	% % %	September 30

Virginia Portfolio	Class A Class B Class C	0.72 1.42 1.42	% % %	0.96 1.68 1.67	% % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional client account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have a substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolios.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds. Certain of the Portfolios had original EGs that had an insufficient number of peers, in the view of the Senior Officer and

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

172	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded those Portfolios’ EGs to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median	Rank
Arizona Portfolio[9],[10]	0.450	0.522	4/14
Massachusetts Portfolio[10]	0.450	0.500	1/8
Michigan Portfolio[9],[10]	0.450	0.550	1/9
Minnesota Portfolio[9],[10]	0.450	0.525	1/14
New Jersey Portfolio[10]	0.450	0.523	1/6
Ohio Portfolio[9],[10]	0.450	0.546	1/9
Pennsylvania Portfolio[10]	0.450	0.490	1/9
Virginia Portfolio[9],[10]	0.450	0.522	2/10

Because Lipper had expanded certain of the Portfolios’ EGs, under Lipper’s standard guidelines, those Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of the peers that had a similar but not the same Lipper investment objective/classification as the subject Portfolio.11 A “normal” EU will include funds that have the same investment objective/classification as the subject Portfolio.12

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratios caused by the

8	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

9	The Portfolio’s EG was expanded by Lipper at the request of the Senior Officer and the Adviser.

10	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

11	The expansion of the Portfolios’ EUs was not requested by the Senior Officer and the Adviser. They requested only that the EGs be expanded.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	173

differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio[15]	0.780	0.780	8/15	0.780	58/115
Massachusetts Portfolio	0.823	0.839	4/9	0.874	5/12
Michigan Portfolio[15]	1.010	0.866	9/10	0.833	39/44
Minnesota Portfolio[15]	0.899	0.892	9/15	0.854	26/41
New Jersey Portfolio	0.871	0.832	7/7	0.824	11/12
Ohio Portfolio[15]	0.851	0.851	6/10	0.836	19/30
Pennsylvania Portfolio	0.950	0.835	8/10	0.834	14/17
Virginia Portfolio[15]	0.720	0.813	3/11	0.816	9/37
Based on this analysis, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis compared to their Lipper Peers.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser’s profitability information for the Portfolios prepared by the Adviser for the Trustees of the Trust was reviewed by the Senior Officer and the independent consultant. With the exception of Ohio Portfolio and Pennsylvania Portfolio, the Adviser’s profitability from providing investment advisory services to the Portfolios increased during the calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The Portfolio’s EU was expanded by Lipper under standard Lipper guidelines.

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and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).16

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$31,380
Massachusetts Portfolio	$23,369
Michigan Portfolio	$9,132
Minnesota Portfolio	$9,021
New Jersey Portfolio	$11,500
Ohio Portfolio	$13,824
Pennsylvania Portfolio	$12,441
Virginia Portfolio	$27,568

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$1,071,595	$19,118
Massachusetts Portfolio	$817,723	$19,662
Michigan Portfolio	$720,428	$8,192
Minnesota Portfolio	$424,940	$1,206
New Jersey Portfolio	$860,268	$11,571
Ohio Portfolio	$927,724	$9,332
Pennsylvania Portfolio	$762,787	$7,543
Virginia Portfolio	$948,053	$18,869

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:17

Portfolio	ABIS Fee	Expense Offset
Arizona Portfolio	$33,393	$2,280
Massachusetts Portfolio	$31,002	$1,918
Michigan Portfolio	$38,083	$2,018
Minnesota Portfolio	$25,554	$1,338
New Jersey Portfolio	$49,140	$2,477
Ohio Portfolio	$40,224	$2,417
Pennsylvania Portfolio	$42,348	$2,252
Virginia Portfolio	$35,628	$2,129

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

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of Trustees.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net performance returns and rankings of the Portfolios21 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2009.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio
1 year	3.29	4.50	3.24	3/3	5/10
3 year	3.18	3.18	2.86	2/3	2/9
5 year	3.92	3.53	3.29	1/3	1/9
10 year	4.68	4.37	4.24	1/3	1/8

20	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Lipper. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be different from Lipper.

22	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	177

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Massachusetts Portfolio
1 year	4.39	3.55	3.07	1/9	2/13
3 year	3.86	3.09	3.03	1/9	2/13
5 year	4.16	3.46	3.43	1/9	1/12
10 year	4.58	4.47	4.45	4/9	4/11

Michigan Portfolio
1 year	4.25	3.73	2.54	1/3	1/8
3 year	3.35	2.83	2.68	1/3	1/8
5 year	4.02	3.19	3.19	1/3	1/7
10 year	4.93	4.10	4.10	1/3	1/7

Minnesota Portfolio
1 year	4.53	4.20	4.25	3/8	6/13
3 year	3.67	3.33	3.37	2/8	3/12
5 year	4.08	3.63	3.63	1/8	2/12
10 year	4.72	4.35	4.35	2/8	3/12

New Jersey Portfolio
1 year	0.37	2.66	3.09	5/7	9/12
3 year	2.11	2.47	2.78	4/6	7/11
5 year	3.27	3.40	3.47	4/6	8/11
10 year	3.62	3.97	4.14	4/6	8/11

Ohio Portfolio
1 year	3.19	3.19	3.69	3/5	9/12
3 year	3.29	3.29	3.16	3/5	6/12
5 year	3.81	3.45	3.46	2/5	4/11
10 year	4.37	4.27	4.28	2/5	4/10

Pennsylvania Portfolio
1 year	0.55	1.75	2.56	9/10	15/17
3 year	2.05	2.53	2.47	6/10	10/16
5 year	3.04	3.25	3.15	6/10	10/16
10 year	4.23	4.20	4.20	5/10	7/16

Virginia Portfolio
1 year	4.24	3.88	3.88	1/5	2/9
3 year	3.39	2.91	3.01	1/5	2/9
5 year	4.05	3.38	3.35	1/5	1/8
10 year	4.71	4.28	4.25	1/5	1/8

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Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)24 versus its benchmarks.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26 Note that each Portfolio’s benchmark is the Barclays Capital Municipal Bond Index.

	Periods Ending July 31, 2009 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Arizona Portfolio	3.30	3.19	3.92	4.67	5.60	4.08	0.36	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.75	4.50	0.43	10
Inception Date: June 1, 1994

Massachusetts Portfolio	4.40	3.87	4.17	4.58	5.87	4.22	0.33	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.42	4.50	0.43	10
Inception Date: March 29, 1994

Michigan Portfolio	4.25	3.35	4.02	4.93	5.69	4.20	0.41	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.21	4.50	0.43	10
Inception Date: February 25, 1994

Minnesota Portfolio	4.53	3.67	4.08	4.72	4.98	4.23	0.36	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.48	4.50	0.43	10
Inception Date: June 25, 1993

New Jersey Portfolio	0.37	2.11	3.27	3.62	4.49	4.82	0.11	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.48	4.50	0.43	10
Inception Date: June 25, 1993

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

25	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2009.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	179

	Periods Ending July 31, 2009 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Ohio Portfolio	3.20	3.30	3.81	4.37	4.90	4.22	0.28	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.48	4.50	0.43	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	0.56	2.05	3.04	4.23	4.95	4.31	0.25	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.48	4.50	0.43	10
Inception Date: June 25, 1993

Virginia Portfolio	4.24	3.39	4.05	4.71	5.80	4.19	0.36	10
Barclays Capital Municipal Bond Index	5.11	4.07	4.22	5.14	5.70	4.50	0.43	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

180	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	181

AllianceBernstein Family of Funds

NOTES

182	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	183

NOTES

184	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0910

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2009	$26,879	$4,732	$6,983
	2010	$26,880	$—	$14,220
Florida Portfolio	2009	$—	$4,274	$6,983
	2010	$—	$—	$—
Massachusetts Portfolio	2009	$26,879	$4,732	$6,983
	2010	$26,880	$—	$15,149
Michigan Portfolio	2009	$26,879	$4,732	$6,983
	2010	$26,880	$—	$11,245
Minnesota Portfolio	2009	$26,880	$4,732	$6,983
	2010	$26,880	$—	$11,494
New Jersey Portfolio	2009	$26,880	$4,732	$6,983
	2010	$26,880	$—	$13,354
Ohio Portfolio	2009	$26,880	$4,732	$6,983
	2010	$26,880	$—	$12,856
Pennsylvania Portfolio	2009	$26,880	$4,732	$6,983
	2010	$26,880	$—	$12,028
Virginia Portfolio	2009	$29,880	$4,732	$6,983
	2010	$26,880	$—	$15,488

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$725,617	$141,935
			$(127,715)
			$(14,220)
Florida Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$—	$—
			$—
			$—
Massachusetts Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$726,546	$142,864
			$(127,715)
			$(15,149)
Michigan Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$722,642	$138,960
			$(127,715)
			$(11,245)
Minnesota Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$722,891	$139,209
			$(127,715)
			$(11,494)
New Jersey Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$724,751	$141,069
			$(127,715)
			$(13,354)
Ohio Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$724,253	$140,571
			$(127,715)
			$(12,856)
Pennsylvania Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$723,425	$139,743
			$(127,715)
			$(12,028)
Virginia Portfolio	2009	$743,169	$252,479
			$(245,496)
			$(6,983)
	2010	$726,885	$143,203
			$(127,715)
			$(15,488)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 26, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 26, 2010